Posting Supplement No. 263 dated July 2, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 353420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
353420	$7,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 353420. Member loan 353420 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Berkshire Asset Management	Debt-to-income ratio:	19.50%
Length of employment:	9 months	Location:	Tamarac, FL

Home town:	Tamarac
Current & past employers:	Berkshire Asset Management
Education:	McGill University, Montreal, Qc

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 2 loans and pay off a portion of my credit cards. I have never defaulted so I think lending to me would be a good investment.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,780.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 395632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395632	$5,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395632. Member loan 395632 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	New Mexico Tech	Debt-to-income ratio:	19.20%
Length of employment:	6 months	Location:	Socorro, NM

Home town:	Rio Rancho
Current & past employers:	New Mexico Tech, New Mexico Tech - Campus Police
Education:	New Mexico Institute of Mining and Technology

This borrower member posted the following loan description, which has not been verified:

I'm a college student at New Mexico Tech, in Socorro, NM and have saved up enough money to be able to afford a small amount of financing for a new car!

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,369.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 401578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401578	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401578. Member loan 401578 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Infinite Visions	Debt-to-income ratio:	16.17%
Length of employment:	12 years	Location:	PATERSON, NJ

Home town:	paterson
Current & past employers:	Infinite Visions, classic imprint
Education:

This borrower member posted the following loan description, which has not been verified:

i want a good deal. I have paid off two cars and the payment for this should be much less. i can pay for this with no problems.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,604.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401782	$3,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401782. Member loan 401782 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Tri-City Technologies	Debt-to-income ratio:	14.00%
Length of employment:	2 years 11 months	Location:	Sacramento, CA

Home town:	Carmichael
Current & past employers:	Tri-City Technologies, Interstate Print Solutions
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

At the end of my college education I needed an additional student loan and because I wasn't working as much as I had previously I required a co-signer. Now the co-signer has financial plans that they would like to persue and would like me to consolidate the loan so I am the sole loan recipient. The loan isn't large, is current, and I pay more than the minimum every month.

A credit bureau reported the following information about this borrower member on May 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,243.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414111

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414111	$20,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414111. Member loan 414111 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Hutchions	Debt-to-income ratio:	0.01%
Length of employment:	5 years 6 months	Location:	Crossville, TX

Home town:	Daytona Beach
Current & past employers:	Hutchions, Quality Quipment by EGS Surplus
Education:	City College

This borrower member posted the following loan description, which has not been verified:

First of all, I would like to thank you for taking the time to read this. I am a hard working & dedicated, mother of two. I am in need of a business loan to turn my night and weekend hobby (which brings home as much as my full time job) into a life long career. I just need the initial capital to guarantee my success. I have been selling on ebay for 3yrs now and I love it. I go to auctions and liqudation sales and buy items I know will sell. Generally I have a 75% profit. I have a market research program I use to look up every item I purchase to ensure a prompt and generous return. I already have (2) part time employees I use on an as needed basis. I would love to turn them into full time employees. This is one investment you will not have to worry about. I have been preparing for this from day one. I already have a plan that maximizes each and every dollar of this loan. Again, thank you!!

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,467.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 415375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415375	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415375. Member loan 415375 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	United States Shooting Academy	Debt-to-income ratio:	16.85%
Length of employment:	1 month	Location:	Tulsa, OK

Home town:	Tulsa
Current & past employers:	United States Shooting Academy, United States Marine Corps
Education:	Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

Looking to establish a loan for a used motorcycle to be used as transportation to/from school and work. Clean credit history, no late payments other than one being disputed through Experian. Have stable guaranteed income from multiple sources including the US Government.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$930.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416365	$8,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416365. Member loan 416365 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Southwestern Company	Debt-to-income ratio:	5.40%
Length of employment:	5 months	Location:	san antonio, TX

Home town:	Detriot
Current & past employers:	Southwestern Company
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am in need of the loan because I am looking into purchasing a vehicle and I am in the process of moving. Need it to get a start and to be completly able to do so with this loan will give me the start that I need. As you can see I have good credit and I know that having good credit is essential in this day and age. I will be on time with the payments and plan on having the loan paid off before the deadline. I have a good job that has a promising future.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,291.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416675	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416675. Member loan 416675 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Standard Secrurity Life Insurance Company of New York	Debt-to-income ratio:	24.50%
Length of employment:	2 years 3 months	Location:	OLD BRIDGE, NJ

Home town:	Brooklyn
Current & past employers:	Standard Secrurity Life Insurance Company of New York, New York Life Insurance
Education:	St. John's University

This borrower member posted the following loan description, which has not been verified:

I have always paid all my bills on time. I have a balance on a high rate credit card which I wish to pay off at a more resonable rate. I am steadily employed as an accountant.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$139,544.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416914	$17,825	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416914. Member loan 416914 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	US Department of Homeland Security	Debt-to-income ratio:	22.85%
Length of employment:	1 year 5 months	Location:	LANCASTER, NY

Home town:	Lancaster
Current & past employers:	US Department of Homeland Security, M&T Bank Corp., Tops Friendly Markets
Education:	Canisius College

This borrower member posted the following loan description, which has not been verified:

I am looking to obtain a personal loan to consolidate my credit card debt I acquired when I was attending college. When I was going to school, I did not have the resources to pay for books and the tuition that was not covered by my student loans. So I had the brilliant idea to use my credit cards to pay for the books and I put my tuition bills on the cards as well. It was not the smartest thing to do, but at the time I just wanted to graduate from school. I have since graduated from Canisius College in Buffalo, NY with a Bachelors degree in Finance and Accounting Information Systems. I worked all through college and before I graduated, I accepted a job with a local bank and started that job during my final exams. I stayed with that job for over a year until I accepted a job with the Department of Homeland Security. I have been working for the U.S. Customs and Border Protection for over a year. I have job security and a steady income working for the government and consider myself a safe investment. Not including the credit card bills, my only other bills are my student loans and my auto loan. I have good credit, have not delinquent bills and pay all bills on time. If you need any other information from me, I would be more than happy to provide it for you.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,385.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417153	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417153. Member loan 417153 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	ucsf	Debt-to-income ratio:	13.52%
Length of employment:	3 months	Location:	SAN FRANCISCO, CA

Home town:	Providence
Current & past employers:	ucsf
Education:	Boston University, San Francisco State University

This borrower member posted the following loan description, which has not been verified:

To whom it concerns, I am in the market for a modest loan to bridge the gap between salary and what is needed for wedding expenses. Sincerely, Ari Akerstein

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$323.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417418	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417418. Member loan 417418 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Law Offices of Bernice Latou PA	Debt-to-income ratio:	14.52%
Length of employment:	2 years 1 month	Location:	GLEN BURNIE, MD

Home town:	Columbia
Current & past employers:	Law Offices of Bernice Latou PA
Education:	University of Maryland-Baltimore County, University of Maryland-School of Law

This borrower member posted the following loan description, which has not been verified:

This loan was already approved through LendingTree. It will be used to consolidate 3 high-interest loans/lines.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,778.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418062	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418062. Member loan 418062 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:	knxv-tv	Debt-to-income ratio:	13.13%
Length of employment:	3 years	Location:	scottsdale, AZ

Home town:	alton
Current & past employers:	knxv-tv, kron-tv san francisco
Education:	illinois state university

This borrower member posted the following loan description, which has not been verified:

Hello, I want to pay off a higher interest rate credit card in a shorter time with less overall interest. I've got a great job that pays 6 figures. I also make $60,000+ a year from vacation rental property I own. This can be verified since there is management at the resorts. My credit scores are high and I've never been late with a payment (as you'll see). I do have higher debt and am working to reduce it by paying it off and reducing rates on what I do have. If you count my debt against me, please count my additional $60,000+ income as well since the vacation rentals were bought with part of that debt. Thanks

A credit bureau reported the following information about this borrower member on June 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$394,107.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418147	$18,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418147. Member loan 418147 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	20.64%
Length of employment:	2 years	Location:	SAVAGE, MN

Home town:	Minneapolis
Current & past employers:	Wells Fargo, Carlson Marketing
Education:	North Hennepin Community College

This borrower member posted the following loan description, which has not been verified:

I'm looking to lower my payments by getting into a fixed interest rate with a set term.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,443.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418203	$14,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418203. Member loan 418203 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,310 / month
Current employer:	ascap	Debt-to-income ratio:	8.96%
Length of employment:	1 year	Location:	HUNTINGTON STATION, NY

Home town:
Current & past employers:	ascap
Education:	SUNY College at Oneonta

This borrower member posted the following loan description, which has not been verified:

I applied for a loan through Lending Tree and Lending Club offered me $7,000. Is it possible to increase that amount to $12,000 at a lower interest rate?

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,330.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 418217

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418217	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418217. Member loan 418217 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,247 / month
Current employer:	Richard Wolf Medical Instruments Corporation	Debt-to-income ratio:	12.69%
Length of employment:	6 months	Location:	Round Lake Beach, IL

Home town:	Chicago
Current & past employers:	Richard Wolf Medical Instruments Corporation, MonoGen, Aksys, Ltd., Mettler-Toledo Autochem, Visiontek
Education:	College of Lake County

This borrower member posted the following loan description, which has not been verified:

My name is Laura Ann Brzostowski and I am applying for a personal loan in the amount of $10,000. This money will be used to purchase a master distributorship to sell Return-A-Pet ID tags. Return-A-Pet is the number 1 pet registry in the nation and is now moving worldwide. I would like to purchase a territory and start selling these dog ID tags. I do, however, need some start up money for this.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,992.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 418225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418225	$16,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418225. Member loan 418225 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	23.24%
Length of employment:	13 years 10 months	Location:	Savannah, GA

Home town:	Savannah
Current & past employers:	Wells Fargo, Wachovia Corp.
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am looking to borrow 24000 for about 6 months....depending on the terms. I have a bonus that will be paid soon but need capital to refinance some debts

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	77
Revolving Credit Balance:	$63,652.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418348	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418348. Member loan 418348 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,886 / month
Current employer:	Office of Chief Counsel start date July 2009	Debt-to-income ratio:	11.91%
Length of employment:	n/a	Location:	LAGUNA BEACH, CA

Home town:	Eugene
Current & past employers:	Office of Chief Counsel start date July 2009
Education:	NYU School of Law (LL.M.), Lewis and Clark Law School (JD), University of Oregon (BA)

This borrower member posted the following loan description, which has not been verified:

I just graduated from law school in New York (NYU LL.M. in taxation) and accepted a job as an attorney with the Office of Chief Counsel (federal government) in Laguna Niguel, CA. I need a loan to cover moving costs and living expenses until I am first paid. I start work July 6, 2009.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	72
Revolving Credit Balance:	$2,015.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418384	$8,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418384. Member loan 418384 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	16.12%
Length of employment:	n/a	Location:	union, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting to do so home remodeling and invest in a business

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$448.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 418386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418386	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418386. Member loan 418386 was requested on June 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	ninos restaurant	Debt-to-income ratio:	5.48%
Length of employment:	6 years	Location:	harrison, NJ

Home town:	harrison
Current & past employers:	ninos restaurant, ibm
Education:	harrison high

This borrower member posted the following loan description, which has not been verified:

im trying to consolidate all my debt in to one bill.

A credit bureau reported the following information about this borrower member on June 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,560.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418698	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418698. Member loan 418698 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	hampton telecom	Debt-to-income ratio:	12.72%
Length of employment:	10 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	hampton telecom
Education:

This borrower member posted the following loan description, which has not been verified:

need extra cash

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,456.00	Public Records On File:	1
Revolving Line Utilization:	22.60%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418716	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418716. Member loan 418716 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	IHSS	Debt-to-income ratio:	1.17%
Length of employment:	3 years	Location:	Antelope, CA

Home town:	San Francisco
Current & past employers:	IHSS
Education:

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a small balance on my credit card ($4,000) The other 6,000 will be used to buy products for a business. The reason I didnt just put it all on my credit card is that Chase just told me they are adding prime rate to all their customers interest rates (which means my interest rate would now be adjusting every month depending on what current interest rates are so if they go up, who knows if I would be paying 40% by next year!) My credit limit on my card is just over 13,000 on that 1 card, but there is really no way I want to put that on my card at a soon to be 27%+ interest rate. I dont even like having the $4,000 balance at that rate as it cuts heavily into my profits already. In the past I have usually just paid my credit cards off every month and all my payments whether it be credit cards, mortgage, or anything are always on time. I keep good track of my finances and I can afford to make payments of $500 to $700 per month, so the $350 per month that my payment will be is very manageable for me without changing my lifestyle at all. There will be no burden for me to pay this. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$863.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418751	$11,800	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418751. Member loan 418751 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Degreen B. Clean	Debt-to-income ratio:	14.40%
Length of employment:	2 years	Location:	SOUDERTON, PA

Home town:	Philadelphia
Current & past employers:	Degreen B. Clean, Priority Staffing Solutions, Time & Parking Controls
Education:	Pennsylvania Institute of Technology

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan I am requesting is to consolidate my credit card debt and invest the rest into my business. Most of the loan money will be used to pay off my credit cards. The money left over will be used to purchase equipment for my powerwashing and painting business. I need to buy ladders and a couple of other tools. I already have accumulated other tools. A small portion will be used for advertising( $500.00). I don't want to put these expenses on a credit card. My credit is currently in good standing and I feel that this loan will increase my business and enable me to pay off my loan.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	81
Revolving Credit Balance:	$14,324.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 418875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418875	$16,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418875. Member loan 418875 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,500 / month
Current employer:	Stryker Biotech	Debt-to-income ratio:	8.83%
Length of employment:	14 years 7 months	Location:	Hartford, VT

Home town:	Springfield
Current & past employers:	Stryker Biotech
Education:	University of Maine, Antioch New England Graduate School

This borrower member posted the following loan description, which has not been verified:

this loan is to consolidate some debt

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,123.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 418963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418963	$17,400	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418963. Member loan 418963 was requested on June 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Lincoln Park Care Center	Debt-to-income ratio:	18.82%
Length of employment:	6 years 3 months	Location:	Lincoln Park, NJ

Home town:	Cebu City
Current & past employers:	Lincoln Park Care Center
Education:	Southwestern University

This borrower member posted the following loan description, which has not been verified:

Hi! I'm Bradley, a Physical Therapist in New Jersey....I have a big problem with my credit cards and I want to pay it off because of the high interest. I want to be debt free for 36 to months and if somebody will let me borrow the amount that I requested with low APR it will be a great help for me and my family. I promised that I will use the loan to be debt free and never use the credit cards again. I will pay the monthly on time. I never declared bankruptcy and my accounts are in good standing. I just want to pay it off thru consolidation and pay once a month. Please help me. Thank you very much.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,954.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419045	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419045. Member loan 419045 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	taylor landscaping	Debt-to-income ratio:	20.92%
Length of employment:	6 years 7 months	Location:	SOUTH YARMOUTH, MA

Home town:
Current & past employers:	taylor landscaping
Education:

This borrower member posted the following loan description, which has not been verified:

none

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,983.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419047	$18,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419047. Member loan 419047 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,074 / month
Current employer:	C.S.U Channel Islands	Debt-to-income ratio:	14.24%
Length of employment:	1 year	Location:	VENTURA, CA

Home town:	Granada Hills
Current & past employers:	C.S.U Channel Islands
Education:

This borrower member posted the following loan description, which has not been verified:

I always pay on time ,never late,and have good credit. Please help me with my situation.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,551.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419058	$6,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419058. Member loan 419058 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Five Star Appliance Repair	Debt-to-income ratio:	13.52%
Length of employment:	2 years 6 months	Location:	Franklinville, NJ

Home town:	Aliquippa
Current & past employers:	Five Star Appliance Repair
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for a 2003 Big Dog Pitbull custom motorcycle.NADA value is $11,880

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,546.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 419110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419110	$23,475	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419110. Member loan 419110 was requested on June 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Qteros Inc.	Debt-to-income ratio:	15.03%
Length of employment:	6 months	Location:	UPTON, MA

Home town:	Weymouth
Current & past employers:	Qteros Inc., Lonza Biologics
Education:	Harvard University, Wheaton College-Norton

This borrower member posted the following loan description, which has not been verified:

I experienced a difficult time in my personal life a few years ago, coped in part by abusing my credit cards and became seriously in debt. I've paid down the debt by about 40% over the last year and a half -- generally making payments more than once a month to each of 5 cards. However, within the last couple of months, 3 of these credit cards have increased their interest rates criminally. I've requested rate reductions directly and can't get any cooperation despite my very good credit history. It feels like I'm now trying to fill a bucket with a giant hole in the bottom. I would like to consolidate 3 of these credit cards, all of which have interest rates at 22.99% or (much) higher. I have a stable, management position with a very good salary and remain 1000% committed to achieving credit-card debt-free life, as I have two kids to send to college soon within the next few years. Going through the banking system and, worse yet, the "special introductory rate" credit card systems have only made things worse. This solution seems to me a real solution. I can't bear this burden on me and my family and would be very grateful for the help.

A credit bureau reported the following information about this borrower member on June 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,539.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 419128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419128	$6,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419128. Member loan 419128 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,892 / month
Current employer:	Scranton Counseling Center	Debt-to-income ratio:	15.43%
Length of employment:	4 years	Location:	OLD FORGE, PA

Home town:	Old Forge
Current & past employers:	Scranton Counseling Center
Education:	Penn State University

This borrower member posted the following loan description, which has not been verified:

I'm looking for funds to pay off debt and also fund a dream vacation. I have an installment loan and a few credit cards that I would like to pay off. I would also like to fund a vacation to Italy. I was prequalified through Lending Tree. I do not have a mortgage or auto loans. My installment loan and credit cards are always paid on time. You will note that my credit score is good and I have been employed by the same company for four years. I have always paid my debts and fully intend to pay this loan diligently.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419142	$20,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419142. Member loan 419142 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,049 / month
Current employer:	Mt Sinai Medical Center	Debt-to-income ratio:	13.62%
Length of employment:	2 years 2 months	Location:	BROOKLYN, NY

Home town:	Brooklyn
Current & past employers:	Mt Sinai Medical Center
Education:	Long Island University-Brooklyn Campus

This borrower member posted the following loan description, which has not been verified:

Planning on using this loan to pay off a credit card with a very high interest rate.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,466.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419326	$16,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419326. Member loan 419326 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Charter Township of West Bloomfield	Debt-to-income ratio:	9.30%
Length of employment:	5 years	Location:	LIVONIA, MI

Home town:	Farmington Hills
Current & past employers:	Charter Township of West Bloomfield
Education:	Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am paying for my wedding on a less than ideal time line. My future father-in-law, who was planning on footing most of the bill recently lost his job. I have since taken on the majority of the costs. Rather than deplete the cash that I have in savings, I would like to take out a loan that I can pay over a few years. My fiancee and I are employed full time and monthly payments will not be an problem.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,362.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419427	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419427. Member loan 419427 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Self - Massage Therapist	Debt-to-income ratio:	16.60%
Length of employment:	6 years	Location:	PLYMOUTH, MI

Home town:	Livonia
Current & past employers:	Self - Massage Therapist, Alfaro Foxx Salon and Spa, Canton Massage Therapy Clinic
Education:	Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am new to this site and thought I would try to see if someone could loan me $10,000 to pay off 2 of my existing credit cards, one has an interest of 15% and the other is 17%. I make more than the minimum payment every month but with the interest rates so high it really doesn't take much off the principal. I also spoke with a Debt Consolidation Agent who wanted to offer me their services but it comes with a $21 monthly fee for the next 58 months which sets me back $1218 on top of their interest which is around 9% plus it makes my credit score look bad which I want to keep good. I would like to pay my cards off, cut up one, negotiate a lower rate with the other and only charge what I can afford to pay and not get stuck in this terrible credit card debt hole again! Please help me wipe my slate clean. I have learned my lesson and need a second chance. I am good on my payments and a reliable and trustworthy source.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,092.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419505	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419505. Member loan 419505 was requested on June 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,050 / month
Current employer:	US Army	Debt-to-income ratio:	2.89%
Length of employment:	11 years 6 months	Location:	SMITHS STATION, AL

Home town:	Columbus
Current & past employers:	US Army
Education:	American Military University

This borrower member posted the following loan description, which has not been verified:

Wishing to improve value, condition, and look of my home (i.e. carpet, exterior beautifcation, etc.), and pay down excess bills with any left over funds. I would really like to obtain these funds as soon as possible, and I am very responsible in paying my debts. I have very good job security, and will pay my debts on time, as indicated by my past performance.

A credit bureau reported the following information about this borrower member on June 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,863.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 419611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419611	$11,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419611. Member loan 419611 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Bonus of America, Inc.	Debt-to-income ratio:	11.36%
Length of employment:	1 year 3 months	Location:	McAlester, OK

Home town:	Dallas
Current & past employers:	Bonus of America, Inc., Convergys Corp., Deloitte & Touche, Volunteers of America Oklahoma, Inc.
Education:	New Mexico State University-Alamogordo, Eastern Oklahoma State College, Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

I'm just a simple guy living in OK that's been blessed over the past several years especially since 3/10/2008. I found a great job and was able to relocate near my family. In the past year, I was able to buy my first home and actually feel settled. I'm just trying to finally wrap up some things that I have created for myself and continue on my road to success. I started the online process the other day & got interrupted & am just now getting back to it.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	49
Revolving Credit Balance:	$11,216.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 419638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419638	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419638. Member loan 419638 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Kids headquarters	Debt-to-income ratio:	8.90%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:	makati
Current & past employers:	Kids headquarters, Nesi Apparel
Education:	De lasalle university

This borrower member posted the following loan description, which has not been verified:

I would like to repay all my credit cards and discontinue using them. I have learned the hard way that cash is much better than credit. 3 credit cards need to be consolidated which has a total of 8400.

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,158.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 419725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419725	$9,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419725. Member loan 419725 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Self-Entrepreneur-Insurance	Debt-to-income ratio:	22.97%
Length of employment:	3 years 5 months	Location:	Grand Blanc, MI

Home town:	Flint
Current & past employers:	Self-Entrepreneur-Insurance, Colorado Federal Savings, Technical Engineering Consultants, Monsanto
Education:	St. Louis College

This borrower member posted the following loan description, which has not been verified:

I am in my third year of the insurance business and my income continues to grow due to residuals, referrals and writing more business. According to my last Vehicle/Home Insurance statement, my credit score was 780. After years of building good solid credit and working diligently to reduce my debt, each credit card company has recently sent a letter stating they were (dramatically) reducing my credit limit to almost what I owe (probably because of the current state of the economy). Capacity is key to high credit scores and without any wrongdoing on my part, the card card companies' actions have probably greatly reduced my credit score. No Late Payments, ever. Very responsible person with finance, engineering and insurance background that included fiduciary responsibilities. This loan will allow me to pay back an honest deal with an honest rate and hopefully send a message to the credit card companies that treating their customers with dignity and respect should be their first priority. My goal is to also market the Lending Club opportunity in my free time to show consumers that they do have options and do not have to feel trapped. Thank You for your time!

A credit bureau reported the following information about this borrower member on June 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,263.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 419877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
419877	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 419877. Member loan 419877 was requested on June 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,000 / month
Current employer:	Johnson's Service Group	Debt-to-income ratio:	4.40%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Glendale
Current & past employers:	Johnson's Service Group, Butler Internationa
Education:	Boalt Hall School of Law, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I am in need of cash to put down on a purchase of an apartment with low risk and huge returns, maybe opportunity of a lifetime and can possibly retire on this deal. Due to the current economic condition the seller is lowering they price by 7 million in order to liquidate their assets and we are looking to raise the down payment. This is an instant yield and value play. I am trying to get to $200K and anything will help. I need this within 15 to 20 days. Interest rate is no issue at this time. I need to get into this deal no matter what. Thanks for your help.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,599.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420026	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420026. Member loan 420026 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	SKT	Debt-to-income ratio:	11.64%
Length of employment:	2 years	Location:	OVERLAND PARK, KS

Home town:	Attica
Current & past employers:	SKT, H&R Block Corporate HQ, Fishnet Security, Ambrose Companies
Education:	Fort Hays State University, Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

I have been approved for a sole ownership with %15 down on an aircraft with BofA. Fortunately I have came across a very good opportunity that will allow me to purchase into a stable share of an aircraft. The bank will not lend this type of transaction because the other owners they cannot put a lien against the title. I have a mid 600's credit rating with consistent payment history. My last loan purchase of a car was for $35,000 in Nov 2007, currently with my over payment's on the car I owe $6,000. Have owned my house for 3 years.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,064.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420220	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420220. Member loan 420220 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Slalom Consutling	Debt-to-income ratio:	14.65%
Length of employment:	4 months	Location:	Chicago, IL

Home town:
Current & past employers:	Slalom Consutling, Project Leadership Associates
Education:	Michigan Technological University

This borrower member posted the following loan description, which has not been verified:

Hello, Thanks for taking the time to look at my request. I am currently in a problem as I need to pay almost $10.000 in Medical Expenses and I only have available $3000.00 of them. I am looking for a short term loan (12 Months) I am really responsible with bills and will pay it as agreed. Thanks Again Jose Girbes

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,454.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420227	$4,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420227. Member loan 420227 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,333 / month
Current employer:	Houston Community College	Debt-to-income ratio:	12.60%
Length of employment:	12 years	Location:	HOUSTON, TX

Home town:	Houston
Current & past employers:	Houston Community College, Eviro Specialties, Inc.
Education:	Houston Community College System, University of Houston

This borrower member posted the following loan description, which has not been verified:

Thank you for considering me for the loan.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$998.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420231	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420231. Member loan 420231 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Southeast Skilled Care And Rehabilitation Center	Debt-to-income ratio:	17.77%
Length of employment:	4 years	Location:	NORTH EASTON, MA

Home town:	Stoughton
Current & past employers:	Southeast Skilled Care And Rehabilitation Center, United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Im currently in need of a loan for $18,000 to help my brother and his family out of debt. Due to the tough economy and some unlucky choices in his past he is having a hard time supporting his family and paying his bills. He is in danger of losing his home, his car and honestly his health because of all the stress. I offered to help him because I have a better credit history with better offers and well...hes my brother. If I can get this loan I will be able to get him all caught up to date on all his bills and out of debt. He will then be able to start over in a sense with a clean slate and alot less stress on his family. To clarify I will be making the payments myself on this loan. I have a excellent credit history and I have never been late on any payments whatsoever. I have a stable full time job at a long term care medical facility with a steady income so you won't have to worry about any problems now or in the future. The only major debt I personally have is an auto loan which I consistently pay more then the minimum every month. Thank you for considering and looking at my request. I and my brother especially would very much appreciate any help that is provided with funding.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$567.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420239	$7,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420239. Member loan 420239 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	10.43%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:	Saratoga
Current & past employers:	Self-employed, Legal Zoom
Education:	UC Santa Barbara, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to use this loan to help us finish off what remains of our credit card debt. We will probably use some of it for moving expenses as well, because we are starting a family and will be moving to a larger home in September. In the past year, my wife and I have reduced our combined debt by about 75%. This is our second time using Lending Club as a borrower. The first loan ($6,000) we were able to pay off early (after about 6 or 7 months I think). We plan to pay this new loan off in about 2 years. Please feel free to ask any questions. Thanks for looking.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	57
Revolving Credit Balance:	$11,895.00	Public Records On File:	1
Revolving Line Utilization:	43.30%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420276	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420276. Member loan 420276 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Harbor City Investments	Debt-to-income ratio:	22.47%
Length of employment:	16 years 1 month	Location:	Melbourne Beach, FL

Home town:	Hingham
Current & past employers:	Harbor City Investments, New England Telephone
Education:	Bay State College

This borrower member posted the following loan description, which has not been verified:

I am tired of the games the credit card companies are playing. With the new laws going into affect all of the companies seem to be raising rates and fees before the deadline. I have NO late payments, have lived in my current home for over 20 years and in the same business almost the whole time. I am also not overly fond of banks, since they usually are the owners of credit card companies.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,374.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420282	$4,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420282. Member loan 420282 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Chilis	Debt-to-income ratio:	2.52%
Length of employment:	1 year 5 months	Location:	Brighton, MI

Home town:	Milford
Current & past employers:	Chilis, Kohl's Corp.
Education:	Washtenaw Community College, Madonna University, Schoolcraft College

This borrower member posted the following loan description, which has not been verified:

I am interested in getting this loan so I can afford to go to school, keep up with my monthly expenses, and graduate in two years with my nursing degree.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,117.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420306	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420306. Member loan 420306 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,375 / month
Current employer:	Aspire Communications	Debt-to-income ratio:	0.24%
Length of employment:	2 years 10 months	Location:	Murrieta, CA

Home town:
Current & past employers:	Aspire Communications
Education:

This borrower member posted the following loan description, which has not been verified:

My loan request is for the purpose of paying for medical expenses for my sister who fractured her hip while she is here visiting my family. She lives overseas and her insurance doesn't cover her here in the US, however, our doctors said it would be very dangerous for her to fly without having an operation first because the 20-hour flight would create life threatening blood clots. The estimated costs for the surgery is around $34,000, including hospital stay. My sister can only cover $5,000 of that on her own while she is here in the US because she only has savings back home. So my plan is to request for a $25,000 loan from the Lending Club community, and put the remaining $4,000 on my credit card. I have excellent credit and I do have sufficient credit limits on my credit cards, but I do not want to use more than 10-20 percent of the credit limit on the credit cards because this is the way I maintain good credit rating, plus credit card interest rates are variable and are high. I have no debt, other than my mortgage which is less than 10 years from being paid off at very low interest rate, so my income can more than afford the monthly payment of this loan. I always pay my bills on time, and if I can pay off the debt early, I do, which we plan to do with this loan. Once my sister heals from her surgery and can go home, she will withdraw money from her savings to pay me back for this loan, at which time, I plan to pay off the loan completely. I hope my excellent payment history will prove that I will be an ideal borrower and give you the confidence to grant me this loan. Thank you for your consideration and investments.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$102.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420313	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420313. Member loan 420313 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	King County	Debt-to-income ratio:	6.76%
Length of employment:	2 years 1 month	Location:	Woodinville, WA

Home town:
Current & past employers:	King County
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to purchase an existing coffee shop.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	14
Revolving Credit Balance:	$38,898.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420314	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420314. Member loan 420314 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,650 / month
Current employer:	Bay Village of Sarasota	Debt-to-income ratio:	3.79%
Length of employment:	6 years	Location:	Bradenton, FL

Home town:	La Habana
Current & past employers:	Bay Village of Sarasota, THE GLENRIDGE ON PALMER RANCH
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Loan Purpose: Home Improvement (Painting, Landscaping and Remodeling Kitchen and Bathrooms). Properly planned and executed, Home Improvement and Repair Projects "add" comfort and "value" to my home

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,293.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420375	$1,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420375. Member loan 420375 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	ed smith masonary	Debt-to-income ratio:	23.12%
Length of employment:	8 months	Location:	cortland, NY

Home town:	ithaca
Current & past employers:	ed smith masonary
Education:

This borrower member posted the following loan description, which has not been verified:

i need this money so i can have enought money for the down payment on our new apartment.had to move out of our old place because it was to small. we just recently had a new baby so we need a bigger place. hope you can help us

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,084.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420411	$5,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420411. Member loan 420411 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	superior bank	Debt-to-income ratio:	4.31%
Length of employment:	6 months	Location:	Montgomery, AL

Home town:	New Orleans
Current & past employers:	superior bank, Starbucks, Chick-Fil-A
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Consolidate 2 cards with balance of apx. $2500 with a 29.99% interest rate and a 27.99% interest rate.

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,329.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420472	$8,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420472. Member loan 420472 was requested on June 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	n/a	Debt-to-income ratio:	9.94%
Length of employment:	n/a	Location:	North Hollywood, CA

Home town:	Yerevan
Current & past employers:	Gohar Gulasarian
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the marketing business and I would need this loan to help me purchase merchandice and hire a new worker. This loan would help me out a lot to get back on my feet and take my business forward. Thank you ! Tigran Danielyan

A credit bureau reported the following information about this borrower member on June 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,491.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 420507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420507	$20,000	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420507. Member loan 420507 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,338 / month
Current employer:	DriveCam, Inc.	Debt-to-income ratio:	19.70%
Length of employment:	1 year 4 months	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:	DriveCam, Inc., Nokia Mobile Phones
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

This is my second try at getting a loan funded here. I had a previous listing, but for whatever reason, LendingClub was "unable to verify my employment status" and pulled the loan. My company's 1 and only HR person is out this week, so I guess that would make it difficult to verify my employment (even with my last two pay stubs). So, here we are, trying it again.... I have $20k in debt. The weighted average interest rate is just under 29%. I currently pay about $600/month in minimum payments, plus up to an additional $400/month as extra payments. At this rate, I will be debt free in 56 months. I am looking to refinance this debt in to a better rate and term, while maintaining a payment in the $700-$1000/month range - which can easily afford. So, how did I accrue this debt? I started a business. My small software business is profitable, and nets about $2k/month - as it has done for the last 18 months. I am not currently taking money out of my business. I live within my means, and did not have any substantial revolving debt before this. I do realize that Lending Club will take fees and so forth, and I will not receive the full amount that I am borrowing. That is fine. I have cash that I will use to pay off the unfinanced remainder of my debt. If you have any questions, please feel free to ask.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$21,085.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420536	$18,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420536. Member loan 420536 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Astrobotic Technology Inc	Debt-to-income ratio:	16.78%
Length of employment:	1 year 3 months	Location:	San Francisco, CA

Home town:	Los Angeles
Current & past employers:	Astrobotic Technology Inc, UBS Investment Bank, Lockheed Martin Corp., Commonwealth Scientific and Industrial Researc Organization
Education:	Carnegie Mellon University

This borrower member posted the following loan description, which has not been verified:

Hello, I am up to winning a $500k NASA sponsored competition called the "Regolith Excavation Challenge" (http://regolith.csewi.org/). What the competition is about is finding new and innovative ways to move dirt on the Moon. This is done by having competitors build robots which can excavate 150kg (330lbs) of "moon dirt" (or more) within 30 minutes, in "lunar conditions". We have already built an initial prototype, which can be seen here: http://www.youtube.com/watch?v=2h85bMvGiJE You can also follow us at: http://moondiggers.com Why we will win: - I have a strong background in robotics. I have previously assisted in leading the "Red Team", a team who eventually won the Urban Challenge for robotics, a competition where cars had to drive themselves in Urban environments. - We have a working prototype, that meets the minimum requirements, and are now iterating to ensure that no one else can match what we have built. For myself, and why I will pay this loan no matter how the competition turns out: - I have a Master's of Science in Robotics from Carnegie Mellon University - I have made 90k+ per year prior to joining the current space startup I am participating in. - If I fail in this competition, my intention is to get a "normal job" until I pay off my debt. - I have never missed a payment, even though I have on occasion had high balances.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,372.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420571	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420571. Member loan 420571 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Army	Debt-to-income ratio:	0.82%
Length of employment:	14 years 5 months	Location:	san antonio, TX

Home town:
Current & past employers:	Army
Education:

This borrower member posted the following loan description, which has not been verified:

Hello i'm intersted in getting a loan for the purchase and installment of a deck to be put in my back yard. i was referred by a friend to this site for he had a great experience with your company.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,125.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 420593

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420593	$17,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420593. Member loan 420593 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	UPMC	Debt-to-income ratio:	16.44%
Length of employment:	4 years 2 months	Location:	PITTSBURGH, PA

Home town:	Pittsburgh
Current & past employers:	UPMC
Education:	Penn State University

This borrower member posted the following loan description, which has not been verified:

I will be using this money to consolidate several credit cards with high interest rates. I have a good credit score and always pay my bills on time. As interest rates rise, I am becoming more and more aware of how much money I am paying just in interest and I would like to get out of this situation.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,146.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420595	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420595. Member loan 420595 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Executive Health Resources	Debt-to-income ratio:	9.53%
Length of employment:	1 year 2 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Executive Health Resources
Education:

This borrower member posted the following loan description, which has not been verified:

I am not certain what you want me to write in this bo, but if it helps me get the loan know that I am a very very responsible individual who just needs to get out from under. All of my creditiors payments are current, have been paid consistently on time. if you pull my credit report you will not see any late or past due paments for over 20 years.... Excluding an occasional mix up with due dates that may have fallen on a weekend. Hope being this responsible will assist me in getting approved and at reasonible rate.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	29
Revolving Credit Balance:	$7,799.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 420652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420652	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420652. Member loan 420652 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,050 / month
Current employer:	TWM Associates, Inc.	Debt-to-income ratio:	19.27%
Length of employment:	3 years 6 months	Location:	Arlington, VA

Home town:	Newark
Current & past employers:	TWM Associates, Inc., US Air Force, US Army
Education:	University of Maryland-University College, University of Delaware, Hampden-Sydney College

This borrower member posted the following loan description, which has not been verified:

I'm looking to borrow $25,000 to pay off the balance on a credit card that I've canceled. The card in question, issued by Bank of America, is one that I have held for ten years. It always had a 9.9% fixed APR, and regularly offered attractive lower-rate balance transfers, so I used it over time to consolidate debt. I've never missed a payment, on that card or any other debt. Bank of America recently decided, though, that it would increase its rates. My 9.9% fixed APR jumped to 22.65% variable -- and because I get my statements online, I missed the "opt out" notice. I've requested that the card be closed, but it will stay open until paid off, and since the balance is so large, that'll be a while. So, I'm looking to get $25,000 as a fixed-rate loan from LendingClub so that I can pay off the card and let it fade into history. I have plenty of steady, W2 income to support repayment of this loan, including a salaried position in information security, several long-term rental income streams, and monthly pay as an Air Force Reserve officer.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$149,527.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420675	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420675. Member loan 420675 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	21.30%
Length of employment:	n/a	Location:	Auburn, CA

Home town:	Auburn
Current & past employers:
Education:	California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

I recently graduated from law school and I am now studying for the CA Bar Exam. I have worked full-time at an environmental consulting company for the past 2 years, but have had to cut back my hours to study for the bar exam. I'm seeking a loan to consolidate all of my credit card debt so I can make one lower monthly payment. This loan will be very helpful at this time because I am currently working less hours. I have excellent credit history and I am a very reliable and responsible loan candidate.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$8,710.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420718	$2,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420718. Member loan 420718 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	State University of New York (University at Buffalo)	Debt-to-income ratio:	14.29%
Length of employment:	2 years	Location:	Kenmore, NY

Home town:	Boise
Current & past employers:	State University of New York (University at Buffalo), Raymour & Flanigan Furniture
Education:	SUNY at Buffalo, Northwest Christian College

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate some debt while finishing my degree and my wife is at home with our newborn (stay at home mom by choice!) In addition to my income as a IT Systems Analyst at a major state university, we receive a $4000-6000 stipend every Fall/Spring as part of my full-time student grant package. We plan on repaying this loan promptly! Thanks for your consideration, and God Bless!

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	10	Months Since Last Delinquency:	13
Revolving Credit Balance:	$286.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420812

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420812	$7,000	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420812. Member loan 420812 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	5.69%
Length of employment:	n/a	Location:	Pine Mountain, GA

Home town:	atlanta
Current & past employers:	Warner Brothers
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

I am making a film in Ga. When I complete it I will have $450,000 in Tax credits that I can transfer or sell. I need money up front to secure talent.

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$9,853.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 420841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420841	$20,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420841. Member loan 420841 was requested on June 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,300 / month
Current employer:	Ernst & Young LLP	Debt-to-income ratio:	11.81%
Length of employment:	3 years 7 months	Location:	Highland Lakes, NJ

Home town:	Red Bank
Current & past employers:	Ernst & Young LLP
Education:	Virginia Polytechnic Institute and State University (Virginia Tech), William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

Need loan to consolidate my debt on Credit Cards. Trying to also buy a home

A credit bureau reported the following information about this borrower member on June 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,998.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420911	$7,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420911. Member loan 420911 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	4.47%
Length of employment:	n/a	Location:	Berkeley, CA

Home town:	Athens
Current & past employers:	Wal-Mart Stores, Lazard Freres
Education:	Amherst College, Haas School of Business, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

Hi - I'm an entrepreneur with strong schooling (Amherst College BA, UC Berkeley MBA) and strong work experience (Sr Manager at a billion dollar internet company). I also have a strong credit history (a FICO score of 791). I am looking for a $6,000 to help finance an internet company I have founded.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,240.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 420939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420939	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420939. Member loan 420939 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Fiserv Inc.	Debt-to-income ratio:	21.67%
Length of employment:	5 years 8 months	Location:	Alpharetta, GA

Home town:	Syracuse
Current & past employers:	Fiserv Inc.
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

Consolidate debt on 2 credit cards

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	45
Revolving Credit Balance:	$157,327.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 420983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
420983	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 420983. Member loan 420983 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Techsolutions Corp	Debt-to-income ratio:	4.85%
Length of employment:	6 years	Location:	Burke, VA

Home town:	Niles
Current & past employers:	Techsolutions Corp, Alaska National Bank, Northwestern National Insurance, Unisys Corp.
Education:	The Wharton School of the University of PA, Ball State University

This borrower member posted the following loan description, which has not been verified:

Cash Flow for new hires and business growth

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1971	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$276,570.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421088	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421088. Member loan 421088 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,656 / month
Current employer:	Sourcecorp	Debt-to-income ratio:	6.48%
Length of employment:	1 year 7 months	Location:	Dallas, TX

Home town:	Kingwood
Current & past employers:	Sourcecorp, Sourcecorp
Education:	Southern Methodist University

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay family for wedding expenses, and possibly pay off credit cards based on the rate I can get. I have a stable job making over 80k plus a non-taxable annuity of > 44k (x 1.25 since tax free) meaning gross income is over 139k annually. I have no issues paying credit cards and pay well above the minimum payment each month, but I need some cash to pay my father back for some wedding expenses, and figured I might as well consolidate to make the logistics of paying the cards each month easier if I can get a good rate.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	31
Revolving Credit Balance:	$22,014.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421145	$2,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421145. Member loan 421145 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	gulfstream cafe	Debt-to-income ratio:	6.46%
Length of employment:	3 years 6 months	Location:	surfside beach, SC

Home town:	Cherry Hill
Current & past employers:	gulfstream cafe
Education:

This borrower member posted the following loan description, which has not been verified:

to pay for new hvac units for our home

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,171.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421156	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421156. Member loan 421156 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,864 / month
Current employer:	Self	Debt-to-income ratio:	11.30%
Length of employment:	5 years	Location:	Rohnert Park, CA

Home town:	San Francisco
Current & past employers:	Self
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern. I am recently widowed with 2 children; one child - my daughter - has a chronic illness, having her in and out of the hospital. I have medical bills and was hoping to use my HELOC to pay them as the bills come. Last year I was instructed by my lender, Countrywide, while doing a loan modification on my first mortgage, to put money down on my second mortgage as well. Little did I know that after signing over $ 15,000, my HELOC (Home Equity Line of Credit) would be frozen. Now that I need the additional assets to pay my daughter's medical bills, I can't get to my own money. I am self employed, have excellent credit, receive survivor benefits, pay all of my bills on time, am not in foreclosure. I simply need to have this financial cushion without dipping into my savings. I have looked to my credit union and bank, but they are basically dinging me for being single and self-employed; siting debt to income ratio. Unfortunately I did not choose to have my husband pass away and am making the best of my situation. I am asking for an unsecured loan of $ 10,000. I can pay back the $ 10,000 in a 6 year plan; $150 per month. This is my pledge and works for me financially. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,732.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421182	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421182. Member loan 421182 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,392 / month
Current employer:	Ross Medical Education	Debt-to-income ratio:	24.54%
Length of employment:	6 months	Location:	ANN ARBOR, MI

Home town:	Trenton
Current & past employers:	Ross Medical Education, zales corp
Education:	Northwood University

This borrower member posted the following loan description, which has not been verified:

I originally consolidated with an interest free offer, but missed a payment date and lost that rate. Credit cards are not a good way to pay off debt, so I'd like to make one payment to an account I cannot add debt to. I've taken very good care of my credit score and would like to keep my good standing by not adding new debt to my life. I was unemployed for a short period due to a move and was hit by substantial medical debt which got me into this situation. I can handle my current obligations, but I'd like one fixed rate, one fixed payment and one account to pay on. Thank you, Sarah

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,242.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421193	$19,750	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421193. Member loan 421193 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,167 / month
Current employer:	MPO USA	Debt-to-income ratio:	21.48%
Length of employment:	2 years	Location:	Delray Beach, FL

Home town:	Selma
Current & past employers:	MPO USA, Sam's Club, Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my revolving credit, instead of paying different monthly payments at higher rates, I want to pay one payment at a set rate.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84,290.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421211	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421211. Member loan 421211 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,333 / month
Current employer:	A Major Research University	Debt-to-income ratio:	16.29%
Length of employment:	2 years 5 months	Location:	Gainesville, FL

Home town:
Current & past employers:	A Major Research University, A Major Research University Foundation (Ohio), A Regional Comprehensive University (Wisconsin)
Education:	University of Wisconsin-Whitewater, University of Wisconsin-Stevens Point

This borrower member posted the following loan description, which has not been verified:

My wife and I are looking to do in vitro fertilization within the next month. This process requires payment in full for medication and services. We are doing very well financially but need to request a loan to help off-set some of these costs. Any monies remaining will be put towards higher interest rate debt. Both my wife and I have master's degrees. My annual salary is approx. $112,000, and I just recently received a promotion to $140,000/yr. My wife's annual income is approx. $39,000/yr. In addition, we live in Florida, where there is no state income tax. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,742.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421221

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421221	$16,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421221. Member loan 421221 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Blind Industries and Services of MD	Debt-to-income ratio:	11.55%
Length of employment:	19 years	Location:	BALTIMORE, MD

Home town:	Baltimore
Current & past employers:	Blind Industries and Services of MD
Education:	Northern Essex Community College

This borrower member posted the following loan description, which has not been verified:

pay off debts that I owed.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	38
Revolving Credit Balance:	$14,731.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421252	$2,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421252. Member loan 421252 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Pine Hills Golf Course	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	SHAWANO, WI

Home town:	Antigo
Current & past employers:	Pine Hills Golf Course, University of Wisconsin-Stevens Point
Education:	University of Wisconsin-Stevens Point

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay rent over the summer until I receive my financial aid package for college. I will receive a refund check in the beginning of September for over $4,000.00.

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421274	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421274. Member loan 421274 was requested on June 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Great Falls Public Schools	Debt-to-income ratio:	8.74%
Length of employment:	17 years 9 months	Location:	Great Falls, MT

Home town:	Great Falls
Current & past employers:	Great Falls Public Schools, University of Phoenix Online
Education:	The University of Montana, Lesley University, College of Charleston

This borrower member posted the following loan description, which has not been verified:

I live in a 1,000 square foot house which must have been previously owned by...well NOT by Bob Villa. The previous owner "nickel and dimed" every home improvement project which I am now paying for. I started to renovate a bathroom only to find plumbing that was done completely wrong... I called in a plumber... who showed me electrical that was not up to code... I called an electrician... back to the bathroom remodel...and then I find water damage that continues to the basement bathroom and laundry room... which now need a lot of work. My $500 bathroom job has snowballed and I need to get this done right. I don't plan to move, I don't need extravagance... I just want to put my house back together!

A credit bureau reported the following information about this borrower member on June 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	19
Revolving Credit Balance:	$10,993.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421287	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421287. Member loan 421287 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Valley Forge Fabrics	Debt-to-income ratio:	10.40%
Length of employment:	7 months	Location:	Fort Lauderdale, FL

Home town:	Winter Haven
Current & past employers:	Valley Forge Fabrics
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debt that is approx $20,000.00. Currently, I have 4 credit cards that are all under a 10%APR and I am able to make more than the minimum payments on each of them every month, but I don't feel like I am getting ahead. I am not making any new charges on the cards, and I feel I could be more motivated to clear off this debt by making one monthly payment to a loan rather then all these credit cards. Once I am approved for the loan, I plan on making monthly payments of $700.00 mimimum. Thus, I should be out of debt within 28-30 Months. I believe this is the best step for my financial future. Thanks for taking the time to read this and for your consideration.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,680.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421295	$4,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421295. Member loan 421295 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Crossroads Academy	Debt-to-income ratio:	10.71%
Length of employment:	2 years 9 months	Location:	Fort Wayne, OH

Home town:	Fort Wayne
Current & past employers:	Crossroads Academy, MedOptima
Education:	IPFW

This borrower member posted the following loan description, which has not been verified:

I am going into my second year towards a BA in Fashion Merchandising at the Academy of Art University. With the help of a private student loan I will be able to continue my education and work towards finishing on track with my four-year schooling plan.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	29
Revolving Credit Balance:	$278.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 421298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421298	$2,900	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421298. Member loan 421298 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,521 / month
Current employer:	n/a	Debt-to-income ratio:	16.22%
Length of employment:	3 years 2 months	Location:	Lenexa, KS

Home town:	St. Louis
Current & past employers:	Bartlett & West, Inc.
Education:	Truman State University

This borrower member posted the following loan description, which has not been verified:

Interested in paying off two high interest credit cards.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,909.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421374	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421374. Member loan 421374 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Williams Blackstock Architects	Debt-to-income ratio:	15.25%
Length of employment:	1 year	Location:	Chelsea, AL

Home town:	Birmingham
Current & past employers:	Williams Blackstock Architects, Gresham Smith and Partners
Education:	Samford University, Mississippi State University

This borrower member posted the following loan description, which has not been verified:

The loan will be used to consolidate multiple debts into one payment and interest rate.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	57
Revolving Credit Balance:	$7,642.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421382	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421382. Member loan 421382 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Herschman Architects	Debt-to-income ratio:	18.49%
Length of employment:	1 year 10 months	Location:	Cuyahoga Falls, OH

Home town:	Gaylord
Current & past employers:	Herschman Architects, Kent State University
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

We are a recent college graduate couple looking for additional funds to meet the needs of our wedding expenses. We have done our research and have been very thrifty in making our dream wedding affordable and accommodating. Due to the large number of people in the bride's family (each parent with more than 8 siblings) and the number of groom's guest coming out of town, it has been difficult to cut our budget any further. We are requesting the money to pay for the following items: -To pay the balance of the hall rental/catering -Photographer -DJ -Cost of wedding favors -Transportation -Attendant Gifts -To pay the remaining balance of the cake Due to the large number of guests, we anticipate receiving many monetary gifts. We plan to use this money to quickly pay off the loan. Additionally, Pete is employed with a prominent architecture firm in Cleveland with a competitive salary. Katie just graduated in May with a Master of Education and will begin working this fall at a local university as an advisor. We are looking for loan options for the upfront costs of the wedding since our significant cash flow will not begin until the end of summer and our wedding bills are due before that time. We both have good credit scores and an excellent payment history. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,124.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421386	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421386. Member loan 421386 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self	Debt-to-income ratio:	12.57%
Length of employment:	12 years	Location:	ORIENT, NY

Home town:	mount kisco
Current & past employers:	self, Conde Nast Publications
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

I am applying for a personal loan to refinance my credit cards--my current balance on my Visa is $14,000.00 and its APR just went up to 19.4%. I would like to borrow $15,000 to pay off my Visa in its entirety as well as make a $1,000 payment towards my American Express bill (which is currently $2,000.00) I prefer a fixed monthly payment to paying anywhere from a large chunk to a minimum payment which is why I am requesting this specific loan. Thank you.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$446.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421405	$8,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421405. Member loan 421405 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	The Employment Store	Debt-to-income ratio:	14.83%
Length of employment:	1 month	Location:	Rochester, NY

Home town:	Boston
Current & past employers:	The Employment Store, Rochester City School District, Rochester Institute of Technology
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I make regular payments of a couple hundred dollars and I still don't seem to be getting anywhere with my debt. I want to consolidate at a better rate from LendingClub, and make a steady payment to get me on track away from this mess. This money I'm requesting will be used to immediately pay off my credit cards, so I have one grouped loan to pay off at a much more reasonable interest rate.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,581.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421428	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421428. Member loan 421428 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,084 / month
Current employer:	LAUSD	Debt-to-income ratio:	15.07%
Length of employment:	12 years	Location:	RANCHO CUCAMONGA, CA

Home town:	Los Angeles
Current & past employers:	LAUSD
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is requested to cover a family vacation prior to sending our child to college this August.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,654.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421442	$4,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421442. Member loan 421442 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	Pittsford Cinema 9	Debt-to-income ratio:	11.10%
Length of employment:	2 years 10 months	Location:	Rochester, NY

Home town:	Gorham
Current & past employers:	Pittsford Cinema 9, Doodle Bugs! Childrens Center
Education:	Nazareth College of Rochester

This borrower member posted the following loan description, which has not been verified:

I have multiple credit cards that I am trying to close and get out from under. I can eliminate all of my credit card debt with the amount of money listed above. I never have a problem paying my bills on time and do so every month. I feel that with the high interest rates on my cards I am simply throwing my money away. I am a recent graduate of Nazareth College and I have a full time job. I have never had any collections brought against me. Please help me with this situation. Thank you

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,830.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421448	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421448. Member loan 421448 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Will Sub	Debt-to-income ratio:	20.53%
Length of employment:	2 years	Location:	Clare, MI

Home town:	Clare
Current & past employers:	Will Sub
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

I need to get a loan to help with grad school expences

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	18
Revolving Credit Balance:	$19,726.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421473

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421473	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421473. Member loan 421473 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Univest	Debt-to-income ratio:	12.24%
Length of employment:	2 years 11 months	Location:	HARLEYSVILLE, PA

Home town:
Current & past employers:	Univest, redners
Education:	penascola christian college

This borrower member posted the following loan description, which has not been verified:

loan

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,004.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421483	$17,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421483. Member loan 421483 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	PDI/Dreamworks Animation	Debt-to-income ratio:	16.94%
Length of employment:	3 years 6 months	Location:	Belmont, CA

Home town:
Current & past employers:	PDI/Dreamworks Animation, eBay Inc.
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my high interest credit cards and car loan into one low interest monthly payment. I am very responsible and always pay on time. I have a full-time job at a company that is doing very well. I have also taken on a second part-time job to help me get out of debt.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,467.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421492	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421492. Member loan 421492 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Delta Air Lines	Debt-to-income ratio:	12.44%
Length of employment:	2 years 1 month	Location:	Oklahoma City, OK

Home town:	Arlington
Current & past employers:	Delta Air Lines, Oklahoma Air National Guard
Education:	Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am seeking addition funds to open my wine shop. The Wine Barrel is an upstart business. It will be located in an untapped, growing area of NW Oklahoma City. My business plan forecasts 50000 to 75000 a month in gross sales. The average profit margin is 25%. The shop will be located next to a brand new convenience store. Oklahoma is unique, because you cannot buy wine and spirits in a convenience or grocery store by law. So, people, who are on their way home, that stop to get gas, they can get a couple bottles of wine for dinner. The 25000 will go towards the computer register, shelving, and custom store front sign. I am a 14 year veteran still serving with the Oklahoma Air National Guard. I am a pilot and Director of Operations of a TALCE/CRE unit. I served honorably in Enduring Freedom and Iraqi Freedom. I used my military flying experience to obtain a job with Delta Air Lines. I believe myself to be a very reliable and responsible person. I plan on having a full time store manager, who is retired military.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,193.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 421501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421501	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421501. Member loan 421501 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Salesforce.com	Debt-to-income ratio:	8.71%
Length of employment:	1 year 9 months	Location:	San Francisco, CA

Home town:	Redwood City
Current & past employers:	Salesforce.com
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I have been holding on to a large amount of credit card debt incurred from paying for college. I am now in a financial position where I can pay it off and I am looking for the most economical and efficient way to do so.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$15,008.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421527	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421527. Member loan 421527 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	2.35%
Length of employment:	1 year	Location:	Des Plaines, IL

Home town:	Boston
Current & past employers:	Bank of America Corp., New York Life Insurance
Education:	Morehouse College

This borrower member posted the following loan description, which has not been verified:

Hey, I am apply for a loan to buy a car. I recently graduated from college and move to Des Plaines Illinois. I moved here to begin my career at Bank of America as a first year analyst. My reason for the loan is I am in a remote area in Illinois and have to walk for miles just to get to the store and it's really a problem. My starting salary is $53,000 a year and I can repay the loan before the end of this year. I would of finance the car from a car dealership, but I got a really great deal on a car from an owner so this is the reason for my loan.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,779.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421529	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421529. Member loan 421529 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Hensel Phelps Construction Co.	Debt-to-income ratio:	10.69%
Length of employment:	5 months	Location:	Phoenix, AZ

Home town:	Phoenix
Current & past employers:	Hensel Phelps Construction Co.
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

I just recently graduated from college and am faced with my credit card debt I accumulated during school. I now have a great job, but I am struggling with the high interest rates that credit card companies impose. I will use this loan to pay off my credit card debt and consolidate everything into a single payment with lower interest. My situation as a recent college grad makes me a great candidate for a loan becuase I needed credit during school and now that I have a job want to get rid of all debt in my life. Once I pay off the credit accounts I plan on closing them.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,045.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421533	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421533. Member loan 421533 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Healthcare Staffing, Inc.	Debt-to-income ratio:	20.60%
Length of employment:	8 years 2 months	Location:	Conyers, GA

Home town:
Current & past employers:	Healthcare Staffing, Inc., Rockdale Hospital, Emory University, School of Medicine
Education:	Emory University, Oxford College of Emory University, Kennesaw State University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my Prosper loan to free up more funds to pay down my Visa card. My monthly payment for Prosper is $317, with 9 more payments. I owe 5,300 on the Visa with an 8% interest rate. I have consolidated other debt with a new loan with USA Federal Credit Union. The payment is $258 per month. I have increased my income with a second job, but I also need funds now for home repairs. As you can see from my credit history, I am an excellent candidate for this loan. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,388.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421555

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421555	$19,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421555. Member loan 421555 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Pfizer Inc.	Debt-to-income ratio:	12.09%
Length of employment:	5 years 4 months	Location:	WALTHAM, MA

Home town:	Epping
Current & past employers:	Pfizer Inc., Applera Corp-Applied Biosystems Group
Education:	University of Lethbridge

This borrower member posted the following loan description, which has not been verified:

Consolidate personal bank loans at lower interest rate.

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	53
Revolving Credit Balance:	$12,982.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421628	$5,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421628. Member loan 421628 was requested on June 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	ADP TotalSource	Debt-to-income ratio:	6.65%
Length of employment:	3 years 5 months	Location:	Seattle, WA

Home town:	Richmond
Current & past employers:	ADP TotalSource, KPLU National Public Radio 88.5 FM
Education:	Virginia Commonwealth University, Middle Tennessee State University

This borrower member posted the following loan description, which has not been verified:

I work for a public radio station. My income is based 100% on advertising or "underwriting" revenue. As the economy has worsened, so has local and small business budgets for promotion and advertising. This in turn directly affects my income. The primary purpose of this loan is to pay off two of the three credit cards that I currently have. I have two balances that amount to roughly $5000. By paying these off using a loan through this organization, I can not only consolidate my debt, but also get away from the insane interest rates that they have applied to my cards. I am responsible and a hard worker and this will help me to get out of debt more quickly and with less money going to these wayward credit card companies! My credit worthiness is directly related to my current debt to income ratio and nothing more! Thanks for considering! Ben Wyatt

A credit bureau reported the following information about this borrower member on June 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,785.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421651	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421651. Member loan 421651 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,393 / month
Current employer:	Home Solutions Consulting & Investment Corp.	Debt-to-income ratio:	3.68%
Length of employment:	3 years	Location:	Pembroke Pines, FL

Home town:	Puerto Principe
Current & past employers:	Home Solutions Consulting & Investment Corp., Subway
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because I am a dependable and reliable person. I always pay my bills on time. Education widens your opportunities.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421683	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421683. Member loan 421683 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,622 / month
Current employer:	Disabled for 11 years	Debt-to-income ratio:	11.92%
Length of employment:	20 years 8 months	Location:	Shreveport, LA

Home town:	Shreveport
Current & past employers:	Disabled for 11 years, Burnett, Sutton, Walker& Callaway 1982-1989, Coon, Brewer, Wallace &Long 1989-1992, Randal l. Coon & Assoc. 1992-1999
Education:	Louisiana State University-Shreveport (LSUS), LSU Law School, Baton Rouge

This borrower member posted the following loan description, which has not been verified:

I have been widowed about 4 years when my wife of 30 years suddenly died at age 50. As it turned out, I had been dating this fiance' when I met my wife and changed my plans. We parted ways; she also married, but divorced after about 10 years. I had gone to college with her at LSU. She went on to obtain her BS in Biology and her R.N., and I went on to go to law school. For the past several years, I have been on disability, and drew LTD from 2 policies which I had reluctantly purchased in my 20's, never dreaming I would need them, but together with the LTD policy payments, and social security and also social security on my twin daughters after their mother died, my income ranges about 5000-5500 a month right now, as you can see from my bank statements. Helen, my fiance' also made quite a high salary, as most people know about RN's. She had an accident which disbilitated her about 2 years ago. She settled the worker's comp, and has lived on that , waiting for SSD. Now she has determined that she can go back to work, but does not have a car or the money to buy one. She has found an excellent value for about $4000, taxes included, and has several job offers pending. I could obtains loans other ways, but I feel that with my credit [700+ at Equifax], and stable income, I could get a personal loan. She also wanted to arrange it so that if she decided to do so, she plans to repay it more quickly than the terms would call for. I own a 2005 Chevy Equinox with low mieage, and if necessary could us that title,[I paid cash for it] I could. But we would like to keep it in a personal lan if possible. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	36
Revolving Credit Balance:	$33,115.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421706	$10,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421706. Member loan 421706 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	n/a	Debt-to-income ratio:	7.25%
Length of employment:	n/a	Location:	GOLDEN, CO

Home town:	New York City
Current & past employers:	American Express Travel, Council on the Environment of New York City, Greenmarket NYC, Lighthouse International, BBDO NYC
Education:	George Washington University (GW), Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan so that I can open a dumpling shop in Boulder, Colorado. I have already scouted a location and employees and put a down payment on the real estate, all I need now is the start-up money. I have a very simple business model that I took from a very successful dumpling shop in New York City's chinatown where I grew up. I have a great recipe and will be selling 5 dumplings for 2 dollars, they will cost me about 10 cents each to make so I expect to see a very high profit margin. My pre-approved quote said I could get a $14,000 loan with payments of $449 per month. My housing expenses are paid for by my parents and they give me $1600 per month on top of that. I tend to spend about 600 per month on food and the rest is disposable income, so even if my business were to fail I would still have enough money coming in to make my loan payments. Hopefully this should offer peace of mind to any potential investors.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,160.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421734	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421734. Member loan 421734 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	self employee	Debt-to-income ratio:	7.11%
Length of employment:	10 years	Location:	norcross, GA

Home town:	MEXICO
Current & past employers:	self employee, IVY CREEK
Education:	NONE

This borrower member posted the following loan description, which has not been verified:

I am planning to buy a used truck for work related purposes and to pay some money on one of my debts. I cannot apply for a car loan because it needs to be at least less than 5 years old and the one I want to buy is 2002 model.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$4,093.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421764	$4,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421764. Member loan 421764 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	3.00%
Length of employment:	3 months	Location:	Iowa City, IL

Home town:	Iowa City
Current & past employers:	Wal-Mart Stores, Hy-vee
Education:

This borrower member posted the following loan description, which has not been verified:

Transportation

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$699.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421830	$9,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421830. Member loan 421830 was requested on June 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,733 / month
Current employer:	n/a	Debt-to-income ratio:	8.25%
Length of employment:	2 years	Location:	cleveland, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

money will be use to purchase a handyman special 2bd 1 bth house..currently i am paying 450 mth rent on apt. 5 blocks from house.. i am on mth to mth since lease has expired.. have lived here almost 2 years.. it will become my permanent residence.. home is in livable condition with need for tlc and general maintenence..

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,373.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421833	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421833. Member loan 421833 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,167 / month
Current employer:	Shell Oil	Debt-to-income ratio:	5.85%
Length of employment:	35 years	Location:	Spring, TX

Home town:	Chicago
Current & past employers:	Shell Oil
Education:	Eastern Illinois University

This borrower member posted the following loan description, which has not been verified:

This loan is going towards helping reduce higher interest rate credit cards as well as help my son with college tuition. My credit rating should speak for itself. I always pay my bills on time and for the full balance.

A credit bureau reported the following information about this borrower member on June 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1976	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,613.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 421847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421847	$16,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421847. Member loan 421847 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	SIDDSO	Debt-to-income ratio:	5.36%
Length of employment:	16 years 4 months	Location:	Staten Island, NY

Home town:	Staten Island
Current & past employers:	SIDDSO
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Loan needed for a short term of 12 months to cover expansion and growth of new business.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,848.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 421853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421853	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421853. Member loan 421853 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	20.19%
Length of employment:	n/a	Location:	Lubbock, TX

Home town:	Odessa
Current & past employers:
Education:	Univeristy of Phoenix

This borrower member posted the following loan description, which has not been verified:

In January my husband lost his job due to downsizing at his company. We live in the largest dry (no alcohol) city in the nation and the town has recently passed a new ordinance for the town to now offer alcohol. Well when the whole buzz started the company my husband worked for panicked and laid off all of its highest paid store level employees so they could afford cheaper labor when the town went wet. This left us in quite a bind for about 4 months. He has an even better job now but in the 4 month time span we went through most of our savings and did have to use credit cards for some of our expenses. We have 3 young children (10, 8, and 5) who did contribute to some of our expenses. Raising kids is not cheap :) Anyway, we are not behind on any of our bills or utilities and have not been. Right now I am just wanting to get our credit cards paid back down and have a bit of extra money to start school with in a couple of months.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,058.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421855	$7,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421855. Member loan 421855 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	retired	Debt-to-income ratio:	17.29%
Length of employment:	n/a	Location:	orlando, FL

Home town:	oslo
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

purchasing a manufactured home

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$4,296.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421873	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421873. Member loan 421873 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	msbc cleaning services	Debt-to-income ratio:	13.19%
Length of employment:	3 months	Location:	Dearborn, MI

Home town:
Current & past employers:	msbc cleaning services
Education:

This borrower member posted the following loan description, which has not been verified:

need financing for a car

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,227.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 421927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421927	$7,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421927. Member loan 421927 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Greenpath Debt Solutions	Debt-to-income ratio:	16.77%
Length of employment:	4 years 6 months	Location:	Woodside, NY

Home town:	Manhattan
Current & past employers:	Greenpath Debt Solutions, Daybreak Adult Medical Day Care, Second Home Adult Medical Day Care, American Red Cross, Administration for Children's Services
Education:	Union College

This borrower member posted the following loan description, which has not been verified:

I work for a financial education and debt management organization and over the past four years have been working to pay of 30,000 in debt. I am down to about 15,000 but recently moved to a new apartment, married and have a child on the way. The medical expenses and extra expenses are threatening to take me in the other direction. I am several months from paying off both a personal loan and a pension loan. I have garnished a substantial increase in salary and now can have a working surplus budget to help me establish emergency savings. I would like to use this loan to pay off the above mentioned loans as well as small (but accumulating medical and credit card bills). This would leave me with one debt to repay for the 10K amount along with one credit card of about 5K, hopefully at a lower interest rate than what I currently have. By February of 2010 I expect a substantial refund due to the new family and can have this all paid off if I approach this according to my plan - in which this loan is essential.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	58
Revolving Credit Balance:	$13,835.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421933	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421933. Member loan 421933 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,227 / month
Current employer:	ALSTOM	Debt-to-income ratio:	5.49%
Length of employment:	1 year 10 months	Location:	ROCHESTER, NY

Home town:
Current & past employers:	ALSTOM
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to construct a house for my parents in Africa. We already have the land. The total cost is estimated at $40000, and it is divided among my siblings and I ($10000 each). I currently have a $1000 credit card debt, and approximatively $4000 in a car loan. I am well able to make a payment to make a payment of $400/month for the life of the loan. Your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,158.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421940	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421940. Member loan 421940 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	MedAssurant	Debt-to-income ratio:	11.67%
Length of employment:	1 month	Location:	Washington, DC

Home town:	Keystone
Current & past employers:	MedAssurant, National Committee for Quality Assurance, American College of Cardiology, National Association of Children's Hospitals and Related Institutions
Education:	University of Florida, George Mason University

This borrower member posted the following loan description, which has not been verified:

I am a stable, financially-sound professional in the Washington DC area. I have approximately $25,000 of credit card debt that I would like to consolidate and eliminate as quickly as possible so I can start planning for my first house.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,958.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 421971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421971	$8,800	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421971. Member loan 421971 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,142 / month
Current employer:	Federal Home Loan Bank of Boston	Debt-to-income ratio:	21.85%
Length of employment:	3 years 6 months	Location:	Everett, MA

Home town:	Brockton
Current & past employers:	Federal Home Loan Bank of Boston, PNC Financial Services Group
Education:	University of Massachusetts-Dartmouth

This borrower member posted the following loan description, which has not been verified:

Responsible borrower seeking loan to pay off high interest credit card debt. In attempts to buy my first home, I'm trying to pay off all the current credit card debt I have so that the chances of getting a mortgage will be in my favor. Most if not all of my credit card accounts carry high APR's and is making it very difficult to pay down the balances even when sending more than the minimum payment due. Over the years my credit has gone from a low score while in college to the high six hundreds now. I've been able to attain this by being more responsible with my finances by paying on-time, paying directly through EFT, and have advanced in my professional career leading to a much higher salary than I was making three years ago. I am ready to pay off this high interest credit card debt and move on to investing my debt in a more financially strategic way for myself and the good of the economy by purchasing my first home.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	41
Revolving Credit Balance:	$24,471.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422004	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422004. Member loan 422004 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,083 / month
Current employer:	Medco Health Solutions	Debt-to-income ratio:	5.53%
Length of employment:	2 years 6 months	Location:	Norwell, MA

Home town:	Elizabeth
Current & past employers:	Medco Health Solutions, Johnson & Johnson
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

This loan will be used for home improvements to enhance overall value of our property. My credit scores are between 768 and 790 and my 2008 W2 was $265K -- 2009 projects to $275K in my present role as VP, Sales for Medco Health Solutions. I am looking for short term loan so I do not have to tap into stock and 401K assets. I have never been late for a loan payment in over 25 years. Please let me know if you need any more information. Rich

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,131.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422014	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422014. Member loan 422014 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,175 / month
Current employer:	Bible Church International	Debt-to-income ratio:	23.59%
Length of employment:	8 years	Location:	JERSEY CITY, NJ

Home town:
Current & past employers:	Bible Church International
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for short term loan for personal reasons

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,696.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422024	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422024. Member loan 422024 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Solstice	Debt-to-income ratio:	7.53%
Length of employment:	6 months	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Solstice, AT&T, Nextel
Education:	N.O.V.A

This borrower member posted the following loan description, which has not been verified:

debt consolidation

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	63
Revolving Credit Balance:	$8,930.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422028	$3,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422028. Member loan 422028 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$583 / month
Current employer:	n/a	Debt-to-income ratio:	2.57%
Length of employment:	n/a	Location:	toledo, OH

Home town:	Sandusky
Current & past employers:	Diversified Road and Pipe
Education:	University of Toledo, University of Dayton

This borrower member posted the following loan description, which has not been verified:

This loan will help cover the costs of my tuition. My dad lost his job and was unable to pay for my tuition and in order to take classes I need to pay for my classes from last semester. This loan will cover those costs.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$472.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422033	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422033. Member loan 422033 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Labette Community College	Debt-to-income ratio:	12.42%
Length of employment:	20 years 8 months	Location:	PARSONS, KS

Home town:	Parsons
Current & past employers:	Labette Community College, Wesley Medical Center, Mount Carmel Medical Center, Labette Medical Center, St Lukes Hospital in Kansas City
Education:	Pittsburg State University, Labette Community College, Wichita State University, Friends University, Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

I am ready to make several small updates in my house to increase it's value.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	12
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	7.28%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422038	$1,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422038. Member loan 422038 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,750 / month
Current employer:	Smabu Corporation	Debt-to-income ratio:	11.91%
Length of employment:	1 year	Location:	Irvine, CA

Home town:
Current & past employers:	Smabu Corporation
Education:	UC Irvine

This borrower member posted the following loan description, which has not been verified:

I have a perfect credit history in that I have always paid all of my debts on-time. Unfortunately, I have too much credit card debt. The reason for this debt is that in 2002 through 2005, I used credit cards (at teaser interest rates of around 2% on average) to finance a business venture. The credit card companies later increased the rates to more than 15% in some cases. I now want to just get my credit card debt paid off. I am seeking a $1,000 loan initially, since I am now establishing my credit worthiness with Lending Club. After I pay off the first loan, I hope to borrow more from Lending Club in the future, and use the money to pay-off my credit card debt. I only intend to use the money from Lending Club to pay-off existing credit card debt. I am not looking to increase my overall debt.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,954.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422064	$7,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422064. Member loan 422064 was requested on June 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,167 / month
Current employer:	Circle Graphics	Debt-to-income ratio:	7.57%
Length of employment:	4 years 7 months	Location:	Mission Viejo, CA

Home town:	Ipswich
Current & past employers:	Circle Graphics, 3M
Education:	Northern State University, South Dakota State University

This borrower member posted the following loan description, which has not been verified:

I am looking for a $7000.00 loan to pay off credit card and purchase computer equipment. I would like a fair interest rate and 24 month term.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,086.00	Public Records On File:	1
Revolving Line Utilization:	57.80%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422090

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422090	$11,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422090. Member loan 422090 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	U.S. Xpress Enterprises	Debt-to-income ratio:	3.63%
Length of employment:	1 year 8 months	Location:	Dearborn Heights, MI

Home town:	Bay City
Current & past employers:	U.S. Xpress Enterprises, Celadon trucking
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

This loan would be used to cover the purchase of a used automobile. This is not something I need just something I want. I own a car that works just fine and is paid for. I just want a second vehicle. I am 28 years old and have worked steadily as a truck driver for 7 years. I work for U.S. Xpress Enterprises, a large logistics firm that employs several thousand people. I have been employed here for a year and a half. My income is approx. $42,000. My only other income is from two roommates each paying $380 per month. I have rented the other two rooms in my house for four years. I have $10,000 in credit card debt and have cosigned on a $38,000 loan for my brother for college. That said, I still have about $1200 a month surplus income after all bills and personal needs are taken care of including an average $400 set aside for misc. expenses. I have always been a believer in working toward a good credit score (mine is about 677). This loan would help me increase my score by providing me yet another opportunity to responsibly repay debt. Lastly, I wish to get a loan without a cosigner but may be able to recruit my significant other for this task if necessary. Thank you for considering me. I hope to return to this site in the future as an investor. David Robert Reinke

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	18
Revolving Credit Balance:	$10,575.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422161	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422161. Member loan 422161 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Redcats USA	Debt-to-income ratio:	18.43%
Length of employment:	2 years 4 months	Location:	Long Island City, NY

Home town:	New York
Current & past employers:	Redcats USA
Education:	New York Institute of Technology-Central Islip

This borrower member posted the following loan description, which has not been verified:

Hi all, I have a 16.99 % on one my credit cards and would like to get a lower interest rate to try to pay it off. I've already called the credit card company to see if they can lower the interest rate. But due to the credit crisis, a lot of the banks are not willing to budge. Would like to call upon the lenders here for help. Thanks,

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,918.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422190	$3,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422190. Member loan 422190 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Federal Bureau of Prisons	Debt-to-income ratio:	16.77%
Length of employment:	1 year 1 month	Location:	Sanford, FL

Home town:
Current & past employers:	Federal Bureau of Prisons, United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

I got an unexpected bill for 3000 from an accident I was in and have less than a week to pay for it. I am a federal Officer with a salary of 41,000 year. I pay all my bills on time, just trying to pay this bill off as soon as I can.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	70
Revolving Credit Balance:	$6,241.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422201	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422201. Member loan 422201 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Charm Sciences Inc	Debt-to-income ratio:	19.09%
Length of employment:	9 years 1 month	Location:	HAVERHILL, MA

Home town:
Current & past employers:	Charm Sciences Inc
Education:	Lafayette College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to help consolidate my debt but to also help pay for a recent unexpected expenditure. I've never been late or short on payments etc. and really could just use a break right now and this loan would really help. Thank you.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,401.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422205	$6,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422205. Member loan 422205 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Law Office of Barbara Smith	Debt-to-income ratio:	9.00%
Length of employment:	2 years 6 months	Location:	SPRING VALLEY, CA

Home town:	San Diego
Current & past employers:	Law Office of Barbara Smith
Education:	Grossmont College, Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

I need this loan to consolidate a combination of medical debt, student debt, tax debt, and a debt for furniture. I incurred most of this debt recently as the result of a divorce and I am a student and am having difficulty keeping up with it each month because the total of all the payments amount to about $1600 per month. I only work part time to allow me to go to school, so when my living expenses such as car insurance, phone, gas, food, etc, are added to this, it leaves me with a negative cash flow. I wish to consolidate the debt so that I can have a lower monthly payment and a fixed term in which to pay it off, so that I can have more time to focus on my studies. Thank you, Rachel Martinez

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	29
Revolving Credit Balance:	$4,480.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422262	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422262. Member loan 422262 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,120 / month
Current employer:	Aspen Travel	Debt-to-income ratio:	12.12%
Length of employment:	4 years 10 months	Location:	Etna, WY

Home town:	Boise
Current & past employers:	Aspen Travel
Education:	Montana State University-Bozeman

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan to finalized some of the improvements on my house. I began building my house in May 2008 and I am nearing completion. I am asking for the loan for the simple things that I didn't add into the original cost of the house. Window treatments, deck materials, lighting fixtures. I have been working for the same company since 2004 and have strong ties in the community where I am building. I also coach jr high volleyball part time in the area. I do believe that I am a good candidate because I have a good history of paying my bills on time and my current credit ratings are 746/737/751. Thank you for your time in considering me for this personal loan. I do appreciate your time and help with this.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	71
Revolving Credit Balance:	$257.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422307	$7,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422307. Member loan 422307 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Guardian Fiberglass	Debt-to-income ratio:	11.65%
Length of employment:	8 years 10 months	Location:	Marshall, MI

Home town:
Current & past employers:	Guardian Fiberglass
Education:

This borrower member posted the following loan description, which has not been verified:

Want to buy a 97 camaro for my wonderful daughter, but banks don't want to finance one that old. The other $1500, would be to pay off my wifes Yukon. I have a steady well paying job and 700+ credit score. Never late on payments.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	54
Revolving Credit Balance:	$62,466.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422328	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422328. Member loan 422328 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	13.56%
Length of employment:	n/a	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

This loan is to be used to help fund necessities for my car including standard 50,000 mile inspection, new tires, etc. I just graduated and will begin my new career in a few short weeks as a nurse in the Chicagoland area. I want to ensure my car will be in optimum condition before having to drive in and out of the city. My parents have been assisting me with expenses and allow me to live with them, rent free. I have an excellent credit score and rating, as you can tell, and feel I am a dependable client you can rely on.

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,783.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422348	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422348. Member loan 422348 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Dynavox	Debt-to-income ratio:	4.43%
Length of employment:	1 month	Location:	SAN FRANCISCO, CA

Home town:	Worcester
Current & past employers:	Dynavox, Oakland Unified School District, Challenger School
Education:	New York University (NYU), San Francisco State University

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern: I am applying for a loan to buy a car for my new job as a sales consultant, which typically pays about $75K per year. As I am transitioning from my former job as a teacher, I would need a loan in the interim. My job requires that I drive from client to client so having a car would be essential to my income. Thank you for your consideration, Geraldine Kim

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$1,414.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422364	$7,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422364. Member loan 422364 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Genesis Power	Debt-to-income ratio:	19.12%
Length of employment:	4 years 1 month	Location:	MC KINNEY, TX

Home town:	Pittsburgh
Current & past employers:	Genesis Power
Education:	IC School of Business Management

This borrower member posted the following loan description, which has not been verified:

I have out of pocket expenses for my son's scoliosis spine surgery and need some help in the form of a short term loan. Thank you very much. God Bless.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	23
Revolving Credit Balance:	$20,531.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 422379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422379	$1,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422379. Member loan 422379 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Doe & Ingalls Inc	Debt-to-income ratio:	20.00%
Length of employment:	7 years 5 months	Location:	Everett, MA

Home town:	Everett
Current & past employers:	Doe & Ingalls Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a 1,500 loan over 36 months you had sent me an offer but when I clicked the link it wouldn't go further......I talked to Rachel today in Customer service she suggested I re send...Thanks Michelle

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,187.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422412	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422412. Member loan 422412 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Shelter Hotels	Debt-to-income ratio:	4.93%
Length of employment:	1 year 2 months	Location:	Santa Nella, CA

Home town:	New York
Current & past employers:	Shelter Hotels
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

Purchasing a Historic 105 year old hotel with 56 rooms, 2 restaurants, 2 bars, seperate casino. Oh and it's own famous ghost.

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,036.00	Public Records On File:	1
Revolving Line Utilization:	10.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422420	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422420. Member loan 422420 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Vascular Imaging of Arizona	Debt-to-income ratio:	18.48%
Length of employment:	2 years 5 months	Location:	Phoenix, AZ

Home town:	Calabasas
Current & past employers:	Vascular Imaging of Arizona, Kaiser Hospital, Northwest Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Hi. My I am interested in paying off my two credit cards. (visa, and discover) Each one has a balance of $2500...for a total of $5000. Their interest rates are a bit too high, and I figure that if I can get a lower rate, I would save a lot of money. As far as myself, I am always punctual with my payments, and maintain very stable employment (health care professional). If you have any questions, please feel free to ask. Thank you everyone.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	23
Revolving Credit Balance:	$2,591.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422455	$8,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422455. Member loan 422455 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Bank of A	Debt-to-income ratio:	22.54%
Length of employment:	5 years 3 months	Location:	Winnetka, CA

Home town:	Little Rock
Current & past employers:	Bank of A, Washington Mutual
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

Unexpectd California tuition hike - Need help to finish off graduate work

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$65,621.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422456	$9,900	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422456. Member loan 422456 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,375 / month
Current employer:	University of Chicago	Debt-to-income ratio:	7.72%
Length of employment:	9 months	Location:	CHICAGO, IL

Home town:	Fruitport
Current & past employers:	University of Chicago
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

I'm a long time skydiver and would like to take flight lessons over a short period of time to earn a private pilot's license. Aggressively pursuing flight instruction is quite expensive, so I would like to finance this endeavor to spread out the expense. I have a graduate degree and work in biomedical research at a top research university. I earn a very nice salary and am very responsible. I'm single and have no children to support.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	77
Revolving Credit Balance:	$1,460.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422481	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422481. Member loan 422481 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Essilor of America	Debt-to-income ratio:	8.60%
Length of employment:	2 years 7 months	Location:	Haltom City, TX

Home town:	Fort Worth
Current & past employers:	Essilor of America, Tarrant County (Wife)
Education:	The University of Texas at Arlington

This borrower member posted the following loan description, which has not been verified:

Me and my wife would like to consolidate our credit cards, and finish simple upgrades to our new home. Both of us have never had any credit issues...

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,275.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422522	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422522. Member loan 422522 was requested on June 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Hotel Max	Debt-to-income ratio:	9.12%
Length of employment:	1 year 4 months	Location:	Seattle, WA

Home town:	Caracas
Current & past employers:	Hotel Max, Hotel Monaco, Seattle's Convention and Visitors Bureau, Palmer House Hilton
Education:	Instituto Universitario De Nuevas Professiones

This borrower member posted the following loan description, which has not been verified:

Not sure what goes here...would like to get money for a combination of things such as home improvement projects, major purchases and others. Do not want to put these things on my credit cards. Thanks!

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,212.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422596	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422596. Member loan 422596 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	LIGHTHOUSE INSURANCE AGENCY	Debt-to-income ratio:	20.44%
Length of employment:	3 years 4 months	Location:	WEYMOUTH, MA

Home town:	Weymouth
Current & past employers:	LIGHTHOUSE INSURANCE AGENCY, ROBLIN INSURANCE AGENCY
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

Considering lots of projects and with my excellent credit this should be easy !

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,713.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422598	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422598. Member loan 422598 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	ADP, Inc.	Debt-to-income ratio:	6.00%
Length of employment:	1 year	Location:	Edgerton, WI

Home town:
Current & past employers:	ADP, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

This money is to pay for a two-week vacation in the Mediterranean. The excursion includes visits to Rome, Venice, Athens and a seven day cruise. This is a life-long dream for my wife to visit this region. We are both fully employed professionals. We don't carry debt except for our home mortgage, which is paid on time. As for credit cards, they are paid in full every month. We do not carry balances. We have the means to pay for the vacation but would rather not dig into our savings to do so. Net monthly income: 7463.42 Mortgage payment: 1079.78 Car payment: 0.00 (our vehicles are paid in full)

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422609	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422609. Member loan 422609 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	U.S. Forest Service	Debt-to-income ratio:	4.30%
Length of employment:	21 years 10 months	Location:	COLUMBIA, SC

Home town:	Greer
Current & past employers:	U.S. Forest Service
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

Remodeling Kitchen

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	5
Revolving Credit Balance:	$12,293.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422611	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422611. Member loan 422611 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Louis Stokes Cleveland VA Medical Center	Debt-to-income ratio:	7.41%
Length of employment:	2 months	Location:	LAKEWOOD, OH

Home town:	Winter Park
Current & past employers:	Louis Stokes Cleveland VA Medical Center, Cleveland Clinic, MetroHealth Medical Center
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

I have a lovely little home built in 1918 that I purchased two years ago. I have been slowly fixing her up, but I having been saving the biggest project for last. The Kitchen. I have almost 1/2 the money for an upgrade saved and would like to borrow the rest from you. I have very good credit and have paid off all my previous credit card debt. I am a registered nurse with a good job.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,112.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422620	$2,300	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422620. Member loan 422620 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,914 / month
Current employer:	Health First, Inc.	Debt-to-income ratio:	9.88%
Length of employment:	4 years	Location:	Palm Bay, FL

Home town:	Memphis
Current & past employers:	Health First, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Had an accident on I-95 where tread came off tire. Put in to a service place who replaced all 4 tires and did some mechanical work for car to run safely. Insurance would not cover any portion of $2,309.00 for this work already completed. Car is being held hostage until I pay for the repairs that I authorized but thought insurance would cover.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	44
Revolving Credit Balance:	$1,252.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422667	$19,200	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422667. Member loan 422667 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Kasky Insurance and Financial Services	Debt-to-income ratio:	13.26%
Length of employment:	5 years 6 months	Location:	Pittsburgh, PA

Home town:	Mt. Lebanon
Current & past employers:	Kasky Insurance and Financial Services
Education:	Carnegie Mellon Tepper School of Business

This borrower member posted the following loan description, which has not been verified:

I need some help with my tuition for grad school ASAP. I borrowed money for my undergrad and have a perfect track record of paying it back. I appreciate your help! I am going for my MBA and I've received grant money but I need to fill the gap. Thanks!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,626.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422681	$3,700	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422681. Member loan 422681 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	PEC Management	Debt-to-income ratio:	5.52%
Length of employment:	3 years 2 months	Location:	BUTLER, PA

Home town:	Butler
Current & past employers:	PEC Management
Education:	Clarion University of Pennsylvania, Waynesburg College, Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Thank you for your interest. I have a FICO score of 731, that's my lowest of the 3. I have NO negative remarks, not minding the two inquiries, on my credit what so ever. I originally applied at a bank for the loan. I was denied, however, because I do not have any "comparable" credit. I'm using the capital to purchase a duplex. Address is 63 Pittsburgh Rd, Butler PA. It is currently rented out so repaying the capital wouldn't be an issue. They are currently locked in a 1 year lease with one tenant two months in with the other tenant three. However I am on a time constraint with the seller because my initial loan from the bank was denied so quick financing would be the best option. It works out for you because you get your loan plus interest from a guaranteed investment source. Again thank you for your interest!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422689	$21,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422689. Member loan 422689 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	TULANE MONTESSORI HOUSE	Debt-to-income ratio:	15.55%
Length of employment:	6 years 3 months	Location:	BURLINGAME, CA

Home town:	Laguna Beach
Current & past employers:	TULANE MONTESSORI HOUSE, pinkys
Education:	Chico State

This borrower member posted the following loan description, which has not been verified:

This loan will be used to finance my wedding. I have near perfect credit and have never been late or missed any of my payments, my fiance will be helping with payments as well. thanks!

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,450.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422694	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422694. Member loan 422694 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	WSP Flack + Kurtz	Debt-to-income ratio:	17.69%
Length of employment:	1 year	Location:	Fairfield, CT

Home town:	Honolulu
Current & past employers:	WSP Flack + Kurtz
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

While in College I racked up about 10,000 in credit card debt. In my first year of working I have paid off about 4000 of that amount. Everything was going fine until just recently when my largest credit card which I had just transferred another balance onto decided to raise my rates almost twice as much as what they were before. I am done arguing with these people and I am now interested in paying them off and getting them out of my life forever. Whatever money I can borrow will be used immediately to pay off all of my credit cards. I have about 5000 in a 401k plan which I can always fall back on if I lose my job / end of the world scenario.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	43
Revolving Credit Balance:	$6,062.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422701	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422701. Member loan 422701 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	FBI	Debt-to-income ratio:	22.61%
Length of employment:	19 years 10 months	Location:	Bowie, MD

Home town:	Bowie
Current & past employers:	FBI
Education:	Anne Arundel Community, University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am working hard to eliminate credit card debt. I am working hard on paying them off one at a time and would like to eliminate and payoff with a lower rate if possible.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,723.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422730	$6,400	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422730. Member loan 422730 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Exxon Mobil Corporation	Debt-to-income ratio:	16.44%
Length of employment:	2 years 6 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Exxon Mobil Corporation
Education:	Southern Methodist University, Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I have had credit history since I started college in the year 2000. In that 9 years of credit history, I have no late charges on any of my accounts. I am looking to consolidate dept on revolving credit accounts with higher interest rates (of which I currently pay higher than the minimum payment every month) I put more towards dept and pay on time than the payment that would be required to pay off this loan. Thank you.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,001.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422749	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422749. Member loan 422749 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,500 / month
Current employer:	ebay	Debt-to-income ratio:	11.68%
Length of employment:	4 years 2 months	Location:	Cypress, TX

Home town:	Raleigh
Current & past employers:	ebay, Doctor Assisstant, Home Day Care
Education:	UNC

This borrower member posted the following loan description, which has not been verified:

I need to pay down capital one and some other high interest credit cards. I have excellent credit and plan on paying this back within 10 months.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1980	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	23
Revolving Credit Balance:	$42,103.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422755	$12,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422755. Member loan 422755 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Retired	Debt-to-income ratio:	15.00%
Length of employment:	n/a	Location:	OAK LAWN, IL

Home town:	Melrose Park
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

I would love to be able to change some things in my home and help my daughter with her medical expenses and student loans. I have always paid all of my bills on time and I am a very responsible person.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,749.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422771	$14,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422771. Member loan 422771 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,240 / month
Current employer:	California Deparment of Corrections	Debt-to-income ratio:	24.75%
Length of employment:	2 months	Location:	Stockton, CA

Home town:	Stockton
Current & past employers:	California Deparment of Corrections, Wells Fargo, Mary Magdalene Community Services
Education:	Florida Agricultural and Mechanical University, San Joaquin Delta College

This borrower member posted the following loan description, which has not been verified:

I am a recent graduate. My credit rating is good. I make all my payments on time and I am not past due on no accounts. However, I am looking to consolidate my debt in order to have one payment and to be able to better gauge my budgeting and the outlook of my future. Getting out of debt within the next 5 years is my goal. I think witht he right product I will be albe to accomplish that and start living a more healthier financial lifestyle. Over these past couple of days I have attempted to apply for various loans, but have been denied due to the high balances I carry. But like I said, I meet all my obligations and my credit rating is good. I would appreciate any help I can get. I am looking for a loan preferably within the 5-12% APR range. The term I am looking for is 3-5 years. I thank the lenders for considering me as a candidate for a loan.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,058.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 422806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422806	$10,800	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422806. Member loan 422806 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Commonwealth of Virginia	Debt-to-income ratio:	8.85%
Length of employment:	11 months	Location:	Richmond, VA

Home town:	Stroudsburg
Current & past employers:	Commonwealth of Virginia, State of Maryland
Education:	University of Maryland-College Park, Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

After two years of graduate school, I've finally landed an awesome salaried position working for the State. Now it's time for me to pay off the debt I accumulated while I was in school. Unfortunately, my interest rates skyrocketed over the course of this year. I want to get as far away from these card companies and their sneaky dealings as possible. Can you help?

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,935.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422826	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422826. Member loan 422826 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	ATRISOL Advisors Inc.	Debt-to-income ratio:	9.30%
Length of employment:	5 years 6 months	Location:	Pleasanton, CA

Home town:	Santa Barbara
Current & past employers:	ATRISOL Advisors Inc.
Education:	Fresno Pacific University

This borrower member posted the following loan description, which has not been verified:

I am a tax professional in need of a loan to consolidate debt. 100% of the funds will be used to close credit cards. Most of the debt is business related as the funds were used to acquire clients. I am a good candidate for a loan because my company is merging with more stablished CPA firm which means more income and less overhead for me. Thank you

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,506.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422839	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422839. Member loan 422839 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Brinson Benefits	Debt-to-income ratio:	14.17%
Length of employment:	1 year 3 months	Location:	Mesquite, TX

Home town:	Mesquite
Current & past employers:	Brinson Benefits, Strategic Employee Benefit Services
Education:	Amberton University

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards which were all 0% APR that are now moving out of the introductory APR period. I have used them for medical bills but since cancelled all 3. So they are not in use. I would like to consolidate these three credit cards to alleviate the stress of mulitple bills and different levels of accruing interest. I currently pay approximately $750 a month towards these debts and would also like to lower my total monthly paypment to debt so that I may put money toward other investments.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	43
Revolving Credit Balance:	$9,058.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422847	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422847. Member loan 422847 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,583 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	19.76%
Length of employment:	7 months	Location:	Vashon, WA

Home town:	Jersey City
Current & past employers:	Whole Foods Market, Target, US Army
Education:	United States Military Academy (USMA)

This borrower member posted the following loan description, which has not been verified:

Been recently promoted to an annual salary of $103,000 with quarterly bonuses. Would like to consolidate my debt and get rid of it once and for all.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	68
Revolving Credit Balance:	$22,512.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422873	$1,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422873. Member loan 422873 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	fairbanks northstar borough school district	Debt-to-income ratio:	5.57%
Length of employment:	18 years 7 months	Location:	fairbanks, AK

Home town:	toledo
Current & past employers:	fairbanks northstar borough school district, Bureau of Indian Affairs (BIA)
Education:	oregon college of education, Oregon State University-Cascades Campus, university of oregon, St. Cloud state, University of Alaska

This borrower member posted the following loan description, which has not been verified:

I recently combined a planned work trip with a short vacation to visit family without realizing that my daughter (21) would join the Navy immediately upon our return and that her induction would be held a day's drive away in Anchorage. I am a single mother assisting with rearing my daughter's 7 month old. I want to take my grandson (my daughter will be flown to Anc) and drive down to view her induction. I have an excellent job but made some bad investments previously. I only use one debit card and one credit card. I am a long-time special educator and take my financial responsibilites very seriously. I have been very interested in peer-to-peer loans and am hoping to eventually utilize the service both as an borrower and an investor.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	13
Revolving Credit Balance:	$5,742.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422933	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422933. Member loan 422933 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Apria Healthcare Group	Debt-to-income ratio:	4.05%
Length of employment:	n/a	Location:	Denver, CO

Home town:	Chicago
Current & past employers:	Apria Healthcare Group, Quiznos Sub - Corporate Headquarters
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

I am getting married in less than 7 weeks and my fiance and I hoping to consolidate all of our credit card debt and pay for our honeymoon. We currently have $12,000 in credit card debt between two cards and the honeymoon will cost $3,000 (or less). I have a perfect credit history, never missed any payments, and currently pay 3X+ monthly minimums on my revolving accounts. We own our home that was purchased 3 years ago, and have a mortgage at 80% LTV (also never late). I am looking to refinance our credit card balances currently carrying 14% - 22% interest rates, and consolidate into a lower monthly payment. These balances were accumulated during a 1 year remodel project involving our main bathroom and kitchen. I have a very stable job as a "Health Services Manager" for a Fortune 500 health-care company. I want to start our new married life together with a clean slate, and be debt free as soon as possible. I am brand new in the "Peer Lending" world and am looking for a mutually beneficial experience.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,235.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422937	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422937. Member loan 422937 was requested on June 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	EMI Music	Debt-to-income ratio:	7.85%
Length of employment:	2 years 4 months	Location:	Bronx, NY

Home town:	Mattituck
Current & past employers:	EMI Music, St Martins Press
Education:	Five Towns College

This borrower member posted the following loan description, which has not been verified:

Recently one of my credit cards went from an 8% interest rate to 18% regardless of the fact that I always paid more than my minimum payment ON TIME and never went over my credit limit. This was the card that I was trying to use to consolidate my debt; however, with an interest rate that doubled overnight for no apparent reason, I am looking to get this debt paid off once and for all. We all get sucked into a little debt at one point or another - I'm just trying to dig myself out once and for all. Thank you to anyone who reviews my request and/or lends to help me out.

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,432.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422946	$3,900	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422946. Member loan 422946 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$990 / month
Current employer:	n/a	Debt-to-income ratio:	14.65%
Length of employment:	n/a	Location:	Brawley, CA

Home town:	El Centro
Current & past employers:	United States Navy
Education:	Imperial Valley College

This borrower member posted the following loan description, which has not been verified:

Hello Lenders! My name is Vanessa Corral and I am a 27 year old single mother. I recently graduated from community college with my A.A. Currently I am unemployed, but taking transfer courses to attend Northern Arizona University. I receive money from the Montgomery GI Bill, but it does not help me pay for additional items needed throughout the semester. My major is Early Childhood Education and it requires a lot of materials for activities that need to be done with preschoolers. I truly want to become a Director of a preschool, but this will take many years to accomplish. I want to be able to attend college full time and not take one to two courses at a time. Money from the GI Bill is given once a month and it is difficult buying books, school supplies, and supplies for my field experience class. I want to pursue a higher education so that I can give my daughter a brighter future.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$8,170.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 412315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412315	$15,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412315. Member loan 412315 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Shear Hair Dezigns	Debt-to-income ratio:	9.24%
Length of employment:	2 years	Location:	TRENTON, NJ

Home town:	Trenton
Current & past employers:	Shear Hair Dezigns, Stride rite
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

Need the money to pay off something

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,485.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417084

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417084	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417084. Member loan 417084 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Higgins Development Patners	Debt-to-income ratio:	19.51%
Length of employment:	1 year 7 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Higgins Development Patners, Cobalt Finance
Education:	Northeastern Illinois University

This borrower member posted the following loan description, which has not been verified:

I am a hardworking parent and because of the current market I cannot get any equity out of my home to consolidate my debt. I charged debt while attending college and have know been working in the accounting field for three years. I am looking to be debt free in three years and I need to aquire a better interest rate on my current loans. I pay my bills on time and consistently.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	21
Revolving Credit Balance:	$19,028.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422289	$1,900	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422289. Member loan 422289 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,860 / month
Current employer:	National Benefit Services	Debt-to-income ratio:	23.29%
Length of employment:	7 months	Location:	West Valley City, UT

Home town:	Burley
Current & past employers:	National Benefit Services, Discover Financial Services
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I am buying an investment home. It had a recent appraisal and I'm buying it for 56% of the value. I only need this month for 2-4 months while I fix it up and then refinance and pay off this loan. I have already prequalified for the refinance. I just need to make the improvements.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,209.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422411	$1,800	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422411. Member loan 422411 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Pharmanet	Debt-to-income ratio:	8.52%
Length of employment:	2 years	Location:	WILMINGTON, DE

Home town:	Pennsville
Current & past employers:	Pharmanet
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

Looking to get a 250 CC motorcycle used. I have $2000 cash saved up but need more on hand to buy a used motorcycle. I plan to pay this off as early as possible...

A credit bureau reported the following information about this borrower member on June 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$733.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422872	$4,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422872. Member loan 422872 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Railroad Commission of Texas	Debt-to-income ratio:	14.35%
Length of employment:	2 months	Location:	PFLUGERVILLE, TX

Home town:	Houston
Current & past employers:	Railroad Commission of Texas, Southside Market & BBQ, Inc.
Education:	Texas State University-San Marcos, Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

We are looking for a small personal loan to help offset some of our wedding expenditures for our January 9, 2010 wedding and reception

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	51
Revolving Credit Balance:	$4,263.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 422880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422880	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422880. Member loan 422880 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,083 / month
Current employer:	enterprise rent a car	Debt-to-income ratio:	7.36%
Length of employment:	2 years 4 months	Location:	woodbury, MN

Home town:	st paul
Current & past employers:	enterprise rent a car
Education:	University of Wisconsin-Eau Claire

This borrower member posted the following loan description, which has not been verified:

We are planning as simple a wedding as we can. We are biting the bullet and moving in with her parents after we are married so that we can pay off our loans instead of paying rent on an apartment. We both work full time and have very secure jobs. We just planned the wedding faster than we are able to save up enough wedding. Once we live together and not in separate apartments we will be able to pay our loans off rather quickly.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422911	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422911. Member loan 422911 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	self employed	Debt-to-income ratio:	20.73%
Length of employment:	1 year	Location:	Pinedale, WY

Home town:	Worland
Current & past employers:	self employed, Utah State University
Education:	University of Wyoming

This borrower member posted the following loan description, which has not been verified:

Attempting to secure a loan for a class 8 truck for use around small ranch

A credit bureau reported the following information about this borrower member on June 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	11
Revolving Credit Balance:	$4,993.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 422979

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422979	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422979. Member loan 422979 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Frito Lay	Debt-to-income ratio:	17.46%
Length of employment:	2 months	Location:	SAINT PAUL, MN

Home town:	Mckeesport
Current & past employers:	Frito Lay, Kellogg Co., Merrill Lynch
Education:	Belmont Abbey College, Aurora University

This borrower member posted the following loan description, which has not been verified:

Hello, I am very much trying to secure a loan for the consolidation of some small debts, to pay for my wedding, and to build my credit so we can eventually buy our first house. I chose Lending Club because Lending Tree referred this company, and both are names that I trust. I am 26 years old, I am very responsible and always make my payments on time. I have worked hard to build my credit. I have a steady job with a very well known company (FritoLay-PepsiCo). I just started this position about 2 months ago as I moved to Minneapolis from Chicago, IL. In Chicago I was working for Kellogg Co. for over 2 years, and I also hold 2 years at Merrill Lynch (the division closed so I had to find another job). I am in Finance and am working toward finishing my MBA. I truely need this loan because as it stands, I won't be able to have a wedding. It's not going to be ultra expensive, but weddings these days are expensive in and of itself. This loan would also give me a fresh start as well as build my credit. I have never taken out a loan, but feel as though this would be a great foundation to build upon in my new married life. Please take this application into consideration.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	41
Revolving Credit Balance:	$8,467.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423027	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423027. Member loan 423027 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	STATE CUIRCUT BOARDS	Debt-to-income ratio:	1.65%
Length of employment:	17 years 10 months	Location:	CORONA, CA

Home town:	india
Current & past employers:	STATE CUIRCUT BOARDS
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, i am in need of money to pay for my child education and my mortgage payment. which i am promising to pay on time and all money back. THANK YOU FOR CONSIDERED ME

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,611.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 423044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423044	$14,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423044. Member loan 423044 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Baylor Medical Center at Garland	Debt-to-income ratio:	7.67%
Length of employment:	2 months	Location:	Dallas, TX

Home town:	Garland
Current & past employers:	Baylor Medical Center at Garland
Education:	Baylor Radiologic Allied Health School, Brookhaven College, Richland Community College

This borrower member posted the following loan description, which has not been verified:

If I am approved for a loan I would use the money to pay off the debt that I have acquired while in school. I have finally finished school and am currently working at the same hospital that I have been working at for the past 12 years. I have already paid off my car and am renting an apartment and would really like to buy a house. I recently got engaged and we would like to start over with a clean slate.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	40
Revolving Credit Balance:	$7,106.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423062	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423062. Member loan 423062 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	Wachovia Corporation	Debt-to-income ratio:	1.43%
Length of employment:	1 year 6 months	Location:	BOCA RATON, FL

Home town:
Current & past employers:	Wachovia Corporation
Education:	University of Rochester

This borrower member posted the following loan description, which has not been verified:

I'm looking for a line or credit but if you don't offer lines, a term loan would do

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423075	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423075. Member loan 423075 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	State of California	Debt-to-income ratio:	9.97%
Length of employment:	4 years 10 months	Location:	Sacramento, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

I am full time employee with the state of California and my job is secured. I have loans due to my education and other and would like to consolidate for a better rate. I have an awesome credit history and will pay prompt and above the monthly allocated amount. I am a honest person and need assistance now to pay off my loans in another 18 months. Thanks. Michael S.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	41
Revolving Credit Balance:	$78,250.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423083	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423083. Member loan 423083 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	21.30%
Length of employment:	n/a	Location:	Louisville, KY

Home town:
Current & past employers:	Crowe Horwath, General Electric
Education:	Bellarmine University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to purchase CPA Exam review materials and pay the cost of taking the four parts of the exam. This is money that I will be reimbursed for when I being my job with a CPA firm in January so repayment will not be a problem at all. Hoping to get ahead in the game and pass the CPA exam before m job begins, after I complete my MBA this December.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,050.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423092	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423092. Member loan 423092 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Hewitt Associates	Debt-to-income ratio:	12.00%
Length of employment:	19 years 6 months	Location:	Medina, OH

Home town:
Current & past employers:	Hewitt Associates
Education:

This borrower member posted the following loan description, which has not been verified:

We're using this loan to complete the building of a 1,000 square foot studio on our property that will be used as a home office. It includes a full bath and kitchenette, and enhances the value of our home and property.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	27
Revolving Credit Balance:	$270,199.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423106	$16,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423106. Member loan 423106 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	EdTek Services, Inc.	Debt-to-income ratio:	6.55%
Length of employment:	1 year 1 month	Location:	Weymouth, MA

Home town:	Brooklyn
Current & past employers:	EdTek Services, Inc.
Education:	Franklin Pierce College

This borrower member posted the following loan description, which has not been verified:

Hello there, I am looking to restructure some personal credit card debt at a decent rate. I have a good job, good credit and a house with a good fixed rate mortgage that is not in danger of being foreclosed on (in a neighborhood that has retained it's value pretty darn well). Unfortunately I do not have enough equity to use that device to restructure my personal credit card debt so here I am. Citimortgage and Bank of America are not particularly helpful. Perhaps lending club is the way to go! Thanks for listenting/reading & good luck out there. Best regards, Dominick

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	66
Revolving Credit Balance:	$14,673.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423109	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423109. Member loan 423109 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	University of Dundee	Debt-to-income ratio:	20.92%
Length of employment:	1 year 11 months	Location:	Neptune Beach, FL

Home town:	Chicago
Current & past employers:	University of Dundee, Florida State University, University of Florida
Education:	Florida State University, University of Florida

This borrower member posted the following loan description, which has not been verified:

We are getting a low interest loan to pay for the wedding instead of applying for high interest credit cards.

A credit bureau reported the following information about this borrower member on June 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,523.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423169	$4,100	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423169. Member loan 423169 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Ashtabula County Commissioners	Debt-to-income ratio:	12.35%
Length of employment:	1 year 3 months	Location:	Jefferson, OH

Home town:
Current & past employers:	Ashtabula County Commissioners
Education:	Edinboro University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Jake Brand. I am employed through my county Recycling and Community Services Office. My yearly salary is 35,000 gross and my credit score is in the low 700's. In 2008 I graduated from a university in northwest Pennsylvania. I am looking to consolidate some old medical bills and college expenses. I have never missed a payment in my life, own my own car and am very trustworthy. I would like a 2 year personal loan with no early payoff penalty. Any other questions please feel free to ask.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,275.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 423173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423173	$20,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423173. Member loan 423173 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,583 / month
Current employer:	Fusion Wines & Spirits	Debt-to-income ratio:	16.53%
Length of employment:	2 months	Location:	Fanwood, NJ

Home town:	Biloxi
Current & past employers:	Fusion Wines & Spirits, Argo Turboserve Corporation, LVI Environmental Services
Education:	Monmouth College, The College of New Jersey

This borrower member posted the following loan description, which has not been verified:

I have bought a liquor store that I am converting it into a wine store. I am looking for a loan to remodel the store. The store is located next to an upscale grocery store that does not have a liquor license. The current clientele of the grocery store does not shop at the liquor store due to lack of quality wines and the environment. I am fixing the wines by bringing in unique and quality wines for a very reasonable price and now need to fix the store.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$157,772.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 423179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423179	$1,500	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423179. Member loan 423179 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	ElDorado National	Debt-to-income ratio:	6.10%
Length of employment:	5 years 9 months	Location:	LINCOLN, KS

Home town:	Quinter
Current & past employers:	ElDorado National
Education:	Salina Area Technical School

This borrower member posted the following loan description, which has not been verified:

A loan to pay current bills and consolidate a few smaller loans.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,247.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 423190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423190	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423190. Member loan 423190 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	La Frontera Center	Debt-to-income ratio:	4.17%
Length of employment:	4 years 10 months	Location:	Tucson, AZ

Home town:	England
Current & past employers:	La Frontera Center
Education:	University of Arizona, Arizona State University

This borrower member posted the following loan description, which has not been verified:

I'm in the process of buying a 1980 double wide (1500+ sq ft) mobile home in a park. Seller willing to carry 1/3 - 1/2 of asking price ($31K), but would prefer cash. I am able to pay $18K from my own funds, need to borrow $10K, so I can negotiate cash purchase for $28K total. My credit score is good, willing to use the mobile home as collateral if lender wants to do so.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	24
Revolving Credit Balance:	$7,730.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423192	$20,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423192. Member loan 423192 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Hamilton County	Debt-to-income ratio:	22.65%
Length of employment:	4 years 10 months	Location:	Ludlow, KY

Home town:	Cincinnati
Current & past employers:	Hamilton County
Education:	University of Cincinnati-Main Campus, Thomas More College

This borrower member posted the following loan description, which has not been verified:

We have been paying down all revolving debt and would like to eliminate our credit card balances as soon as possible. I have been been employed without break with the same employer for the last 22 years. I have a masters degree and own my own home.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	14
Revolving Credit Balance:	$14,943.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423195	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423195. Member loan 423195 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,472 / month
Current employer:	Self	Debt-to-income ratio:	13.91%
Length of employment:	1 year 1 month	Location:	Brooklyn, NY

Home town:	Marstons Mills
Current & past employers:	Self, Kaplan Test Prep and Admissions
Education:	McGill University, New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I was working on a tech startup until the funding got pulled a few months ago. After that, I decided to focus on organizing a conference. While this wasn't a money maker, it was very successful and my reputation and contacts have increased significantly. I am now working as an independent contractor, pursuing sales leads for a foreign tech company. During this transitional period, I depleted a significant portion of my remaining cash reserves. I now have a month's worth of bills and two sales trips to pay for. I have built up great credit over the years by reliably paying back my student loans, and I'm not ready to break that streak now. This loan will help me to make a successful transition to a new career, with my credit intact.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423307	$17,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423307. Member loan 423307 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	STATE OF NEW JERSEY	Debt-to-income ratio:	7.53%
Length of employment:	3 years 4 months	Location:	TUCKERTON, NJ

Home town:	SOMERSPOINT
Current & past employers:	STATE OF NEW JERSEY, CARMINE & SONS LLC
Education:	Ocean County College

This borrower member posted the following loan description, which has not been verified:

purpose for loan is wedding expenses, paying off car and home improvements. excellent candidate for a loan because when i was younger i had trouble with my credit and paying my bills. i have since (past 3 years) reestablished and repaired my credit and have been current on all bills. i have been employed with the state of NJ as a corrections officer for about 3 1/2 years.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	76
Revolving Credit Balance:	$2,196.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423316	$9,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423316. Member loan 423316 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,750 / month
Current employer:	Kforce	Debt-to-income ratio:	11.67%
Length of employment:	10 years 5 months	Location:	Leesburg, VA

Home town:	Washington
Current & past employers:	Kforce
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I make 200K+ year (I can provide W2's if requested) and have been employed by the same company for over 10 years. I recently relocated from Philadelphia to Washington DC. I need a short term loan to cover the mortgage payment on the house I own in Philadelphia until I can secure a tenant. This loan will provide me several months of mortgage payments while I work to identify the tenant. I own a home in NOVA where I currently live ... and I have never missed a mortgage payment on either home. My credit score is 635 - 650 depending on the agency reporting. I am hoping for a loan term of 30 months.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	59
Revolving Credit Balance:	$22,353.00	Public Records On File:	1
Revolving Line Utilization:	99.30%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423321

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423321	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423321. Member loan 423321 was requested on July 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Jonathan Strauss	Debt-to-income ratio:	0.66%
Length of employment:	12 years	Location:	Lynnfield, MA

Home town:
Current & past employers:	Jonathan Strauss
Education:

This borrower member posted the following loan description, which has not been verified:

I work, sleep, and repeat 6 Days a week. I'm the Third generation of a family owned business, but I'm family so I get paid a very meager salary. When I buy a product I look towards the long term value, I've had the same bed all my life, I've outgrown it. My choice is a Hastens. 1. The Warranty 2. The heat/moisture wicking effect of the horsehair fill 3. Hand Craftsmanship 4. Built to last, modern mattresses tend to use a foam that degrades very quickly In my parents case less than a year, that creates a sag, warranty was not honored. Hastens are known to last over 50 years.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$565.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 263 dated July 2, 2009